Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear. These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement Third Quarter 2015 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9,10 Property-Liability Operations Property-Liability Results 11 Underwriting Results by Area of Business 12 Premiums Written by Brand 13 Impact of Net Rate Changes Approved on Premiums Written 14 Policies in Force and Other Statistics 15 Allstate Brand Profitability Measures 16 Allstate Brand Statistics 17 Allstate Brand Auto Frequency Analysis 18,19 Esurance Brand Profitability Measures and Statistics 20 Encompass Brand Profitability Measures and Statistics 21 Auto Profitability Measures 22 Homeowners Profitability Measures 23 Other Personal Lines Profitability Measures 24 Commercial Lines Profitability Measures 25 Other Business Lines Profitability Measures 26 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 27 Allstate Brand Auto and Homeowners Underlying Loss and Expense 28 Homeowners Supplemental Information 29 Catastrophe Losses by Brand 30 Effect of Catastrophe Losses on the Combined Ratio 31 Catastrophe by Size of Event 32 Prior Year Reserve Reestimates 33 Asbestos and Environmental Reserves 34 Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures 35 Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures 36 Allstate Financial Operations Allstate Financial Results 37 Impact of LBL on Comparison of Allstate Financial Results 38 Return on Attributed Equity 39 Allstate Financial Premiums and Contract Charges 40 Allstate Financial Change in Contractholder Funds 41 Allstate Financial Analysis of Net Income 42 Allstate Financial Weighted Average Investment Spreads 43 Allstate Financial Supplemental Product Information 44 Allstate Financial Insurance Policies and Annuities in Force 45 Allstate Life and Annuities and Allstate Benefits Results and Product Information 46 Corporate and Other Results 47 Investments Investments 48 Limited Partnership Investments 49 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 50 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 51 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 52 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 53 Investment Results 54 Investment Position by Strategy 55 Performance-Based Long-Term Investments 56 Definitions of Non-GAAP Measures 57 THE ALLSTATE CORPORATION Investor Supplement - Third Quarter 2015 Table of Contents

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Revenues									
Property-liability insurance premiums	$ 7,650	$ 7,549	$ 7,426	$ 7,354	$ 7,307	$ 7,204	$ 7,064	$ 22,625	$ 21,575
Life and annuity premiums and contract charges	538	536	537	520	512	518	607	1,611	1,637
Net investment income	807	789	850	779	823	898	959	2,446	2,680
Realized capital gains and losses:									
Total other-than-temporary impairment ("OTTI") losses	(186)	(47)	(53)	(65)	(53)	(44)	(80)	(286)	(177)
OTTI losses reclassified to (from) other comprehensive income	12	4	4	(1)	-	(1)	(1)	20	(2)
Net OTTI losses recognized in earnings	(174)	(43)	(49)	(66)	(53)	(45)	(81)	(266)	(179)
Sales and other realized capital gains and losses	207	151	188	172	347	285	135	546	767
Total realized capital gains and losses	33	108	139	106	294	240	54	280	588
Total revenues	9,028	8,982	8,952	8,759	8,936	8,860	8,684	26,962	26,480
Costs and expenses									
Property-liability insurance claims and claims expense	5,255	5,587	4,993	4,618	4,909	5,142	4,759	15,835	14,810
Life and annuity contract benefits	460	446	441	431	433	413	488	1,347	1,334
Interest credited to contractholder funds	194	185	199	202	198	212	307	578	717
Amortization of deferred policy acquisition costs	1,092	1,086	1,070	1,035	1,030	1,035	1,035	3,248	3,100
Operating costs and expenses	992	1,061	1,090	1,156	1,068	1,023	1,094	3,143	3,185
Restructuring and related charges	9	19	4	5	3	4	6	32	13
Loss on extinguishment of debt	-	-	-	-	-	1	-	-	1
Interest expense	73	73	73	73	78	84	87	219	249
Total costs and expenses	8,075	8,457	7,870	7,520	7,719	7,914	7,776	24,402	23,409
Gain (loss) on disposition of operations	2	1	(1)	3	(27)	9	(59)	2	(77)
Income from operations before income tax expense	955	526	1,081	1,242	1,190	955	849	2,562	2,994
Income tax expense	305	171	404	418	409	310	249	880	968
Net income	$ 650	$ 355	$ 677	$ 824	$ 781	$ 645	$ 600	$ 1,682	$ 2,026
Preferred stock dividends	29	29	29	29	31	31	13	87	75
Net income available to common shareholders	$ 621	$ 326	$ 648	$ 795	$ 750	$ 614	$ 587	$ 1,595	$ 1,951
Earnings per common share: (1)									
Net income available to common shareholders per common share - Basic	$ 1.56	$ 0.80	$ 1.56	$ 1.89	$ 1.77	$ 1.41	$ 1.31	$ 3.92	$ 4.49
Weighted average common shares - Basic	397.0	407.0	415.8	420.2	424.5	434.3	446.4	406.5	435.0
Net income available to common shareholders per common share - Diluted	$ 1.54	$ 0.79	$ 1.53	$ 1.86	$ 1.74	$ 1.39	$ 1.30	$ 3.87	$ 4.42
Weighted average common shares - Diluted	402.1	412.6	422.6	427.7	431.2	440.7	452.8	412.4	441.6
Cash dividends declared per common share	$ 0.30	$ 0.30	$ 0.30	$ 0.28	$ 0.28	$ 0.28	$ 0.28	$ 0.90	$ 0.84

(1) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

1

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Contribution to income									
Operating income before the impact of restructuring and related charges	$ 616	$ 274	$ 619	$ 740	$ 599	$ 448	$ 592	$ 1,509	$ 1,639
Restructuring and related charges, after-tax	(6)	(12)	(3)	(4)	(1)	(3)	(4)	(21)	(8)
Operating income *	610	262	616	736	598	445	588	1,488	1,631
Realized capital gains and losses, after-tax	21	69	90	70	192	154	35	180	381
Valuation changes on embedded derivatives that are not hedged, after-tax	(2)	4	(5)	(3)	2	(3)	(11)	(3)	(12)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(2)	-	-	(3)	-	-	(3)	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	1	2	-	3	2	1	5
Amortization of purchased intangible assets, after-tax	(8)	(8)	(8)	(12)	(11)	(11)	(11)	(24)	(33)
Gain (loss) on disposition of operations, after-tax	1	1	(1)	2	(28)	26	(16)	1	(18)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	(45)	-	-	-	-	(45)	-
Net income available to common shareholders	$ 621	$ 326	$ 648	$ 795	$ 750	$ 614	$ 587	$ 1,595	$ 1,951
Income per common share - Diluted									
Operating income before the impact of restructuring and related charges	$ 1.53	$ 0.66	$ 1.46	$ 1.73	$ 1.39	$ 1.02	$ 1.31	$ 3.66	$ 3.71
Restructuring and related charges, after-tax	(0.01)	(0.03)	-	(0.01)	-	(0.01)	(0.01)	(0.05)	(0.02)
Operating income	1.52	0.63	1.46	1.72	1.39	1.01	1.30	3.61	3.69
Realized capital gains and losses, after-tax	0.05	0.17	0.21	0.16	0.45	0.35	0.08	0.44	0.86
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	0.01	(0.01)	(0.01)	-	(0.01)	(0.02)	(0.01)	(0.03)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	(0.01)	-	-	(0.01)	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	0.01	-	0.01	-	-	0.01
Amortization of purchased intangible assets, after-tax	(0.02)	(0.02)	(0.02)	(0.03)	(0.03)	(0.03)	(0.02)	(0.05)	(0.07)
Gain (loss) on disposition of operations, after-tax	-	-	-	0.01	(0.06)	0.06	(0.04)	-	(0.04)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	(0.11)	-	-	-	-	(0.11)	-
Net income available to common shareholders	$ 1.54	$ 0.79	$ 1.53	$ 1.86	$ 1.74	$ 1.39	$ 1.30	$ 3.87	$ 4.42
Weighted average common shares - Diluted	402.1	412.6	422.6	427.7	431.2	440.7	452.8	412.4	441.6

2

THE ALLSTATE CORPORATION
REVENUES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Property-Liability									
Property-Liability insurance premiums	$ 7,650	$ 7,549	$ 7,426	$ 7,354	$ 7,307	$ 7,204	$ 7,064	$ 22,625	$ 21,575
Net investment income	307	292	358	294	344	351	312	957	1,007
Realized capital gains and losses	(161)	49	28	(20)	266	250	53	(84)	569
Total Property-Liability revenues	7,796	7,890	7,812	7,628	7,917	7,805	7,429	23,498	23,151
Allstate Financial									
Life and annuity premiums and contract charges	538	536	537	520	512	518	607	1,611	1,637
Net investment income	491	489	484	480	473	538	640	1,464	1,651
Realized capital gains and losses	194	59	111	125	28	(10)	1	364	19
Total Allstate Financial revenues	1,223	1,084	1,132	1,125	1,013	1,046	1,248	3,439	3,307
Corporate and Other									
Service fees [1]	-	1	1	1	1	1	2	2	4
Net investment income	9	8	8	5	6	9	7	25	22
Realized capital gains and losses	-	-	-	1	-	-	-	-	-
Total Corporate and Other revenues before reclassification of services fees	9	9	9	7	7	10	9	27	26
Reclassification of service fees [1]	-	(1)	(1)	(1)	(1)	(1)	(2)	(2)	(4)
Total Corporate and Other revenues	9	8	8	6	6	9	7	25	22
Consolidated revenues	$ 9,028	$ 8,982	$ 8,952	$ 8,759	$ 8,936	$ 8,860	$ 8,684	$ 26,962	$ 26,480

[1] For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

3

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	Sept 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $56,918, $57,971, $58,235, $59,672 and $59,616)	$ 58,257	$ 59,930	$ 61,403	$ 62,440	$ 62,313
Equity securities, at fair value (cost $4,123, $3,649, $3,752, $3,692 and $3,877)	4,236	4,000	4,166	4,104	4,335
Mortgage loans	4,402	4,343	4,276	4,188	4,143
Limited partnership interests	4,823	4,536	4,699	4,527	4,348
Short-term, at fair value (amortized cost $3,036, $2,821, $2,497, $2,540 and $2,463)	3,036	2,821	2,497	2,540	2,463
Other	3,588	3,511	3,396	3,314	3,119
Total investments	78,342	79,141	80,437	81,113	80,721
Cash	905	805	916	657	885
Premium installment receivables, net	5,711	5,599	5,502	5,465	5,604
Deferred policy acquisition costs	3,811	3,708	3,527	3,525	3,516
Reinsurance recoverables, net [(1)]	8,468	8,520	8,408	8,490	7,555
Accrued investment income	575	610	597	591	595
Property and equipment, net	1,050	1,038	1,026	1,031	1,012
Goodwill	1,219	1,219	1,219	1,219	1,219
Other assets	2,091	2,356	2,128	2,046	2,682
Separate Accounts	3,677	4,121	4,304	4,396	4,521
Total assets	$ 105,849	$ 107,117	$ 108,064	$ 108,533	$ 108,310

	Sept 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 23,757	$ 23,702	$ 23,103	$ 22,923	$ 22,350
Reserve for life-contingent contract benefits	12,229	12,227	12,318	12,380	12,482
Contractholder funds	21,559	21,968	22,267	22,529	22,848
Unearned premiums	12,343	11,858	11,489	11,655	11,728
Claim payments outstanding	804	820	796	784	814
Deferred income taxes	243	475	779	715	1,076
Other liabilities and accrued expenses	5,558	5,462	5,635	5,653	4,967
Long-term debt	5,175	5,186	5,194	5,194	5,195
Separate Accounts	3,677	4,121	4,304	4,396	4,521
Total liabilities	85,345	85,819	85,885	86,229	85,981
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 390 million, 402 million, 409 million, 418 million and 419 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,224	3,205	3,109	3,199	3,059
Retained income	39,068	38,567	38,363	37,842	37,164
Deferred ESOP expense	(23)	(23)	(23)	(23)	(31)
Treasury stock, at cost (510 million, 498 million, 491 million, 482 million and 481 million shares)	(23,058)	(22,273)	(21,799)	(21,030)	(20,856)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	57	62	71	72	70
Other unrealized net capital gains and losses	886	1,435	2,255	1,988	1,970
Unrealized adjustment to DAC, DSI and insurance reserves	(64)	(78)	(189)	(134)	(213)
Total unrealized net capital gains and losses	879	1,419	2,137	1,926	1,827
Unrealized foreign currency translation adjustments	(52)	(38)	(29)	(2)	18
Unrecognized pension and other postretirement benefit cost	(1,289)	(1,314)	(1,334)	(1,363)	(607)
Total accumulated other comprehensive (loss) income	(462)	67	774	561	1,238
Total shareholders' equity	20,504	21,298	22,179	22,304	22,329
Total liabilities and shareholders' equity	$ 105,849	$ 107,117	$ 108,064	$ 108,533	$ 108,310

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $5,853 million, $5,853 million, $5,719 million, $5,694 million and $4,764 million as of September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

4

THE ALLSTATE CORPORATION
BOOK VALUE PER COMMON SHARE
($ in millions, except per share data)

	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Book value per common share							
Numerator:							
Common shareholders' equity [(1)]	$ 18,758	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	394.6	407.7	415.4	426.2	426.3	440.4	441.1
Book value per common share	$ 47.54	$ 47.96	$ 49.19	$ 48.24	$ 48.28	$ 47.97	$ 46.70
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *							
Numerator:							
Common shareholders' equity	$ 18,758	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Unrealized net capital gains and losses on fixed income securities	807	1,196	1,871	1,666	1,541	1,690	1,640
Adjusted common shareholders' equity	$ 17,951	$ 18,356	$ 18,562	$ 18,892	$ 19,042	$ 19,436	$ 18,960
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	394.6	407.7	415.4	426.2	426.3	440.4	441.1
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$ 45.49	$ 45.02	$ 44.68	$ 44.33	$ 44.67	$ 44.13	$ 42.98

(1) Excludes equity related to preferred stock of $1,746 million, $1,746 million, $1,746 million, $1,746 million, $1,746 million, $1,746 million and $1,505 million as of September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, respectively.

5

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended						
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Return on Common Shareholders' Equity							
Numerator:							
Net income available to common shareholders [(1)]	$ 2,390	$ 2,519	$ 2,807	$ 2,746	$ 2,761	$ 2,321	$ 2,141
Denominator:							
Beginning common shareholders' equity	$ 20,583	$ 21,126	$ 20,600	$ 20,700	$ 20,130	$ 19,591	$ 20,619
Ending common shareholders' equity	18,758	19,552	20,433	20,558	20,583	21,126	20,600
Average common shareholders' equity [(2)]	$ 19,671	$ 20,339	$ 20,517	$ 20,629	$ 20,357	$ 20,359	$ 20,610
Return on common shareholders' equity	12.2 %	12.4 %	13.7 %	13.3 %	13.6 %	11.4 %	10.4 %
Operating Income Return on Common Shareholders' Equity *							
Numerator:							
Operating income [(1)]	$ 2,224	$ 2,212	$ 2,395	$ 2,367	$ 2,412	$ 2,527	$ 2,611
Denominator:							
Beginning common shareholders' equity	$ 20,583	$ 21,126	$ 20,600	$ 20,700	$ 20,130	$ 19,591	$ 20,619
Unrealized net capital gains and losses	1,827	2,150	2,091	1,646	1,714	1,651	2,905
Adjusted beginning common shareholders' equity	18,756	18,976	18,509	19,054	18,416	17,940	17,714
Ending common shareholders' equity	18,758	19,552	20,433	20,558	20,583	21,126	20,600
Unrealized net capital gains and losses	879	1,419	2,137	1,926	1,827	2,150	2,091
Adjusted ending common shareholders' equity	17,879	18,133	18,296	18,632	18,756	18,976	18,509
Average adjusted common shareholders' equity [(2)]	$ 18,318	$ 18,555	$ 18,403	$ 18,843	$ 18,586	$ 18,458	$ 18,112
Operating income return on common shareholders' equity	12.1 %	11.9 %	13.0 %	12.6 %	13.0 %	13.7 %	14.4 %

(1) Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

THE ALLSTATE CORPORATION
DEBT TO CAPITAL
($ in millions)

	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Debt							
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	5,175	5,186	5,194	5,194	5,195	5,846	6,200
Total debt	$ 5,175	$ 5,186	$ 5,194	$ 5,194	$ 5,195	$ 5,846	$ 6,200
Capital resources							
Debt	$ 5,175	$ 5,186	$ 5,194	$ 5,194	$ 5,195	$ 5,846	$ 6,200
Shareholders' equity							
Preferred stock and additional capital paid-in	1,746	1,746	1,746	1,746	1,746	1,746	1,505
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,224	3,205	3,109	3,199	3,059	3,035	3,017
Retained income	39,068	38,567	38,363	37,842	37,164	36,532	36,041
Deferred ESOP expense	(23)	(23)	(23)	(23)	(31)	(31)	(31)
Treasury stock	(23,058)	(22,273)	(21,799)	(21,030)	(20,856)	(19,985)	(19,922)
Unrealized net capital gains and losses	879	1,419	2,137	1,926	1,827	2,150	2,091
Unrealized foreign currency translation adjustments	(52)	(38)	(29)	(2)	18	35	22
Unrecognized pension and other postretirement benefit cost	(1,289)	(1,314)	(1,334)	(1,363)	(607)	(619)	(627)
Total shareholders' equity	20,504	21,298	22,179	22,304	22,329	22,872	22,105
Total capital resources	$ 25,679	$ 26,484	$ 27,373	$ 27,498	$ 27,524	$ 28,718	$ 28,305
Ratio of debt to shareholders' equity	25.2 %	24.3 %	23.4 %	23.3 %	23.3 %	25.6 %	28.0 %
Ratio of debt to capital resources	20.2 %	19.6 %	19.0 %	18.9 %	18.9 %	20.4 %	21.9 %

7

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES									
Net income	$ 650	$ 355	$ 677	$ 824	$ 781	$ 645	$ 600	$ 1,682	$ 2,026
Adjustments to reconcile net income to net cash provided by operating activities:									
Depreciation, amortization and other non-cash items	96	92	87	89	88	91	98	275	277
Realized capital gains and losses	(33)	(108)	(139)	(106)	(294)	(240)	(54)	(280)	(588)
Loss on extinguishment of debt	-	-	-	-	-	1	-	-	1
(Gain) loss on disposition of operations	(2)	(1)	1	(3)	27	(9)	59	(2)	77
Interest credited to contractholder funds	194	185	199	202	198	212	307	578	717
Changes in:									
Policy benefits and other insurance reserves	(26)	411	115	491	(53)	121	(18)	500	50
Unearned premiums	518	361	(117)	(56)	535	379	(92)	762	822
Deferred policy acquisition costs	(87)	(97)	(35)	(31)	(112)	(80)	3	(219)	(189)
Premium installment receivables, net	(132)	(92)	(66)	129	(234)	(106)	(46)	(290)	(386)
Reinsurance recoverables, net	11	(120)	(24)	(958)	(71)	6	(45)	(133)	(110)
Income taxes	223	(342)	59	30	370	(127)	(68)	(60)	175
Other operating assets and liabilities	(29)	93	(191)	60	129	(166)	(270)	(127)	(307)
Net cash provided by operating activities	1,383	737	566	671	1,364	727	474	2,686	2,565
CASH FLOWS FROM INVESTING ACTIVITIES									
Proceeds from sales									
Fixed income securities	6,784	6,559	9,453	6,961	13,443	7,722	6,483	22,796	27,648
Equity securities	614	922	1,152	1,492	2,519	1,416	1,328	2,688	5,263
Limited partnership interests	204	295	296	389	282	564	238	795	1,084
Mortgage loans	6	-	-	-	-	-	10	6	10
Other investments	46	85	47	114	211	51	30	178	292
Investment collections									
Fixed income securities	1,005	1,030	1,213	949	1,057	881	849	3,248	2,787
Mortgage loans	(52)	243	114	238	142	402	324	305	868
Other investments	77	117	60	33	51	57	50	254	158
Investment purchases									
Fixed income securities	(6,446)	(7,272)	(9,210)	(8,109)	(14,848)	(9,550)	(6,252)	(22,928)	(30,650)
Equity securities	(1,318)	(748)	(1,172)	(1,235)	(1,540)	(1,338)	(1,330)	(3,238)	(4,208)
Limited partnership interests	(367)	(198)	(365)	(506)	(239)	(376)	(277)	(930)	(892)
Mortgage loans	(15)	(307)	(202)	(283)	(109)	(107)	(2)	(524)	(218)
Other investments	(225)	(325)	(193)	(320)	(257)	(152)	(243)	(743)	(652)
Change in short-term investments, net	(186)	(328)	(63)	7	325	(249)	189	(577)	265
Change in other investments, net	-	(18)	2	(12)	9	13	36	(16)	58
Purchases of property and equipment, net	(86)	(74)	(59)	(81)	(83)	(69)	(55)	(219)	(207)
Disposition and acquisition of operations	-	-	-	-	-	380	(2)	-	378
Net cash provided by (used in) investing activities	41	(19)	1,073	(363)	963	(355)	1,376	1,095	1,984
CASH FLOWS FROM FINANCING ACTIVITIES									
Repayment of long-term debt	(11)	(9)	-	-	(651)	(354)	(1)	(20)	(1,006)
Proceeds from issuance of preferred stock	-	-	-	-	-	240	725	-	965
Contractholder fund deposits	257	266	261	258	260	263	403	784	926
Contractholder fund withdrawals	(641)	(580)	(572)	(615)	(909)	(838)	(1,084)	(1,793)	(2,831)
Dividends paid on common stock	(122)	(125)	(118)	(117)	(122)	(125)	(113)	(365)	(360)
Dividends paid on preferred stock	(29)	(29)	(29)	(31)	(31)	(13)	(12)	(87)	(56)
Treasury stock purchases	(792)	(414)	(1,010)	(112)	(932)	(142)	(1,115)	(2,216)	(2,189)
Shares reissued under equity incentive plans, net	12	45	64	62	55	72	77	121	204
Excess tax benefits on share-based payment arrangements	1	17	26	19	4	5	13	44	22
Other	1	-	(2)	-	(5)	(3)	(6)	(1)	(14)
Net cash used in financing activities	(1,324)	(829)	(1,380)	(536)	(2,331)	(895)	(1,113)	(3,533)	(4,339)
Cash classified as held for sale	-	-	-	-	-	242	(242)	-	-
NET INCREASE (DECREASE) IN CASH	100	(111)	259	(228)	(4)	(281)	495	248	210
CASH AT BEGINNING OF PERIOD	805	916	657	885	889	1,170	675	657	675
CASH AT END OF PERIOD	$ 905	$ 805	$ 916	$ 657	$ 885	$ 889	$ 1,170	$ 905	$ 885

8

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended September 30, 2015

	Beginning balance June 30, 2015	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2015
Property-Liability	$ 1,942	$ 1,114	$ (1,029)	$ -	$ -	$ -	$ 2,027
Allstate Financial:							
Traditional life and accident and health	768	40	(31)	-	-	-	777
Interest-sensitive life	948	22	(28)	(2)	(1)	19	958
Fixed annuity	50	-	(1)	-	-	-	49
Subtotal	1,766	62	(60)	(2)	(1)	19	1,784
Consolidated	$ 3,708	$ 1,176	$ (1,089)	$ (2)	$ (1)	$ 19	$ 3,811

Change in Deferred Policy Acquisition Costs
For the three months ended September 30, 2014

	Beginning balance June 30, 2014	Acquisition costs deferred	Amortization before adjustments [1] [2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2014
Property-Liability	$ 1,704	$ 1,072	$ (972)	$ -	$ -	$ -	$ 1,804
Allstate Financial:							
Traditional life and accident and health	727	40	(29)	-	-	-	738
Interest-sensitive life	899	28	(33)	(1)	10	24	927
Fixed annuity	47	-	(2)	(1)	(2)	5	47
Subtotal	1,673	68	(64)	(2)	8	29	1,712
Consolidated	$ 3,377	$ 1,140	$ (1,036)	$ (2)	$ 8	$ 29	$ 3,516

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

9

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the nine months ended September 30, 2015							Reconciliation of Deferred Policy Acquisition Costs as of September 30, 2015		
	Beginning balance Dec. 31, 2014	Acquisition costs deferred	Amortization before adjustments [(1) (2)]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [(2)]	Amortization (acceleration) deceleration for changes in assumptions [(2)]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2015	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,820	$ 3,257	$ (3,050)	$ -	$ -	$ -	$ 2,027	$ 2,027	$ -	$ 2,027
Allstate Financial:										
Traditional life and accident and health	753	128	(104)	-	-	-	777	777	-	777
Interest-sensitive life	905	77	(83)	(7)	(1)	67	958	1,056	(98)	958
Fixed annuity	47	-	(4)	1	-	5	49	49	-	49
Subtotal	1,705	205	(191)	(6)	(1)	72	1,784	1,882	(98)	1,784
Consolidated	$ 3,525	$ 3,462	$ (3,241)	$ (6)	$ (1)	$ 72	$ 3,811	$ 3,909	$ (98)	$ 3,811

	Change in Deferred Policy Acquisition Costs For the nine months ended September 30, 2014										Reconciliation of Deferred Policy Acquisition Costs as of September 30, 2014		
	Beginning balance Dec. 31, 2013	DAC classified as held for sale beginning balance	Total DAC including those classified as held for sale	Acquisition costs deferred	Amortization before adjustments [(1) (2)]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [(2)]	Amortization (acceleration) deceleration for changes in assumptions [(2)]	Effect of unrealized capital gains and losses	DAC sold in LBL disposition	Ending balance Sept. 30, 2014	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,625	$ -	$ 1,625	$ 3,081	$ (2,902)	$ -	$ -	$ -	$ -	$ 1,804	$ 1,804	$ -	$ 1,804
Allstate Financial:													
Traditional life and accident and health	711	13	724	121	(94)	-	-	-	(13)	738	738	-	738
Interest-sensitive life	991	700	1,691	84	(102)	(5)	10	(77)	(674)	927	1,071	(144)	927
Fixed annuity	45	30	75	-	(7)	2	(2)	(1)	(20)	47	53	(6)	47
Subtotal	1,747	743	2,490	205	(203)	(3)	8	(78)	(707)	1,712	1,862	(150)	1,712
Consolidated	$ 3,372	$ 743	$ 4,115	$ 3,286	$ (3,105)	$ (3)	$ 8	$ (78)	$ (707)	$ 3,516	$ 3,666	$ (150)	$ 3,516

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

10

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Premiums written	$ 8,137	$ 7,877	$ 7,306	$ 7,292	$ 7,806	$ 7,547	$ 6,969	$ 23,320	$ 22,322
(Increase) decrease in unearned premiums	(485)	(370)	166	74	(512)	(397)	112	(689)	(797)
Other	(2)	42	(46)	(12)	13	54	(17)	(6)	50
Premiums earned	7,650	7,549	7,426	7,354	7,307	7,204	7,064	22,625	21,575
Claims and claims expense	(5,255)	(5,587)	(4,993)	(4,618)	(4,909)	(5,142)	(4,759)	(15,835)	(14,810)
Amortization of deferred policy acquisition costs	(1,029)	(1,021)	(1,000)	(973)	(972)	(969)	(961)	(3,050)	(2,902)
Operating costs and expenses	(867)	(934)	(962)	(1,021)	(948)	(901)	(968)	(2,763)	(2,817)
Restructuring and related charges	(8)	(17)	(4)	(5)	(4)	(3)	(4)	(29)	(11)
Underwriting income (loss) *	491	(10)	467	737	474	189	372	948	1,035
Net investment income	307	292	358	294	344	351	312	957	1,007
Periodic settlements and accruals on non-hedge derivative instruments	(1)	-	(1)	(2)	(1)	(3)	(3)	(2)	(7)
Amortization of purchased intangible assets	12	13	12	17	17	17	17	37	51
Income tax expense on operations	(259)	(97)	(281)	(359)	(281)	(190)	(230)	(637)	(701)
Operating income	550	198	555	687	553	364	468	1,303	1,385
Realized capital gains and losses, after-tax	(104)	31	18	(11)	173	161	34	(55)	368
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	1	2	-	2	2	1	4
Amortization of purchased intangible assets, after-tax	(8)	(8)	(8)	(12)	(11)	(11)	(11)	(24)	(33)
(Loss) gain on disposition of operations, after-tax	(1)	1	-	-	(1)	38	-	-	37
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	(28)	-	-	-	-	(28)	-
Net income available to common shareholders	$ 437	$ 222	$ 538	$ 666	$ 714	$ 554	$ 493	$ 1,197	$ 1,761
Catastrophe losses	$ 270	$ 797	$ 294	$ 95	$ 517	$ 936	$ 445	$ 1,361	$ 1,898
Operating ratios									
Claims and claims expense ("loss") ratio	68.7	74.0	67.2	62.8	67.2	71.4	67.4	70.0	68.6
Expense ratio	24.9	26.1	26.5	27.2	26.3	26.0	27.3	25.8	26.6
Combined ratio	93.6	100.1	93.7	90.0	93.5	97.4	94.7	95.8	95.2
Combined ratio excluding the effect of catastrophes *	90.1	89.5	89.7	88.7	86.4	84.4	88.4	89.8	86.4
Effect of catastrophe losses on combined ratio	3.5	10.6	4.0	1.3	7.1	13.0	6.3	6.0	8.8
Combined ratio	93.6	100.1	93.7	90.0	93.5	97.4	94.7	95.8	95.2
Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") *	89.3	89.1	89.0	89.5	86.1	84.7	88.4	89.1	86.4
Effect of catastrophe losses on combined ratio	3.5	10.6	4.0	1.3	7.1	13.0	6.3	6.0	8.8
Effect of prior year reserve reestimates on combined ratio	0.6	0.3	0.5	(1.0)	0.1	(0.1)	(0.2)	0.5	-
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	(0.1)	0.1	-	-	(0.5)	-	-	(0.2)
Effect of amortization of purchased intangible assets on combined ratio	0.2	0.2	0.1	0.2	0.2	0.3	0.2	0.2	0.2
Combined ratio	93.6	100.1	93.7	90.0	93.5	97.4	94.7	95.8	95.2
Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.1	0.1	-	0.1	0.1	0.1
Effect of Discontinued Lines and Coverages on combined ratio	0.7	-	-	0.1	1.4	0.1	-	0.2	0.5

11

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Property-Liability Underwriting Summary									
Allstate Protection	$ 540	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 1,001	$ 1,146
Discontinued Lines and Coverages	(49)	(2)	(2)	(4)	(105)	(3)	(3)	(53)	(111)
Underwriting income (loss)	$ 491	$ (10)	$ 467	$ 737	$ 474	$ 189	$ 372	$ 948	$ 1,035
Allstate Protection Underwriting Summary									
Premiums written	$ 8,137	$ 7,877	$ 7,306	$ 7,292	$ 7,805	$ 7,547	$ 6,969	$ 23,320	$ 22,321
Premiums earned	$ 7,650	$ 7,549	$ 7,426	$ 7,354	$ 7,306	$ 7,204	$ 7,064	$ 22,625	$ 21,574
Claims and claims expense	(5,207)	(5,585)	(4,992)	(4,615)	(4,804)	(5,140)	(4,756)	(15,784)	(14,700)
Amortization of deferred policy acquisition costs	(1,029)	(1,021)	(1,000)	(973)	(972)	(969)	(961)	(3,050)	(2,902)
Operating costs and expenses	(866)	(934)	(961)	(1,020)	(947)	(900)	(968)	(2,761)	(2,815)
Restructuring and related charges	(8)	(17)	(4)	(5)	(4)	(3)	(4)	(29)	(11)
Underwriting income (loss)	$ 540	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 1,001	$ 1,146
Catastrophe losses	$ 270	$ 797	$ 294	$ 95	$ 517	$ 936	$ 445	$ 1,361	$ 1,898
Operating ratios									
Loss ratio	68.0	74.0	67.2	62.7	65.8	71.3	67.3	69.8	68.1
Expense ratio	24.9	26.1	26.5	27.2	26.3	26.0	27.4	25.8	26.6
Combined ratio	92.9	100.1	93.7	89.9	92.1	97.3	94.7	95.6	94.7
Effect of catastrophe losses on combined ratio	3.5	10.6	4.0	1.3	7.1	13.0	6.3	6.0	8.8
Effect of restructuring and related charges on combined ratio	0.1	0.2	0.1	0.1	0.1	-	0.1	0.1	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.2	0.2	0.1	0.2	0.2	0.2	0.2	0.2	0.2
Discontinued Lines and Coverages Underwriting Summary									
Premiums written	$ -	$ -	$ -	$ -	$ 1	$ -	$ -	$ -	$ 1
Premiums earned	$ -	$ -	$ -	$ -	$ 1	$ -	$ -	$ -	$ 1
Claims and claims expense	(48)	(2)	(1)	(3)	(105)	(2)	(3)	(51)	(110)
Operating costs and expenses	(1)	-	(1)	(1)	(1)	(1)	-	(2)	(2)
Underwriting loss	$ (49)	$ (2)	$ (2)	$ (4)	$ (105)	$ (3)	$ (3)	$ (53)	$ (111)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.7	-	-	0.1	1.4	0.1	-	0.2	0.5
Underwriting Income (Loss) by Brand									
Allstate brand	$ 571	$ 86	$ 526	$ 782	$ 676	$ 299	$ 478	$ 1,183	$ 1,453
Esurance brand	(26)	(41)	(69)	(59)	(62)	(45)	(93)	(136)	(200)
Encompass brand	(4)	(50)	14	22	(31)	(59)	(8)	(40)	(98)
Answer Financial	(1)	(3)	(2)	(4)	(4)	(3)	(2)	(6)	(9)
Underwriting income (loss)	$ 540	$ (8)	$ 469	$ 741	$ 579	$ 192	$ 375	$ 1,001	$ 1,146

12

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Allstate brand [(1)]									
Auto	$ 4,746	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 13,869	$ 13,157
Homeowners	1,879	1,819	1,379	1,598	1,831	1,765	1,342	5,077	4,938
Other personal lines	429	424	357	376	426	416	351	1,210	1,193
Commercial lines	124	138	128	126	122	130	116	390	368
Other business lines	205	199	184	176	185	180	176	588	541
	7,383	7,168	6,583	6,623	7,054	6,866	6,277	21,134	20,197
Esurance brand									
Auto	411	363	434	354	403	338	404	1,208	1,145
Homeowners	9	7	5	4	3	1	1	21	5
Other personal lines	3	1	2	1	2	1	1	6	4
	423	371	441	359	408	340	406	1,235	1,154
Encompass brand									
Auto	169	173	147	160	178	176	151	489	505
Homeowners	134	136	111	123	137	136	110	381	383
Other personal lines	28	29	24	27	28	29	25	81	82
	331	338	282	310	343	341	286	951	970
Allstate Protection	8,137	7,877	7,306	7,292	7,805	7,547	6,969	23,320	22,321
Discontinued Lines and Coverages	-	-	-	-	1	-	-	-	1
Property-Liability	$ 8,137	$ 7,877	$ 7,306	$ 7,292	$ 7,806	$ 7,547	$ 6,969	$ 23,320	$ 22,322
Allstate Protection									
Auto	$ 5,326	$ 5,124	$ 5,116	$ 4,861	$ 5,071	$ 4,889	$ 4,847	$ 15,566	$ 14,807
Homeowners	2,022	1,962	1,495	1,725	1,971	1,902	1,453	5,479	5,326
Other personal lines	460	454	383	404	456	446	377	1,297	1,279
Commercial lines	124	138	128	126	122	130	116	390	368
Other business lines	205	199	184	176	185	180	176	588	541
	$ 8,137	$ 7,877	$ 7,306	$ 7,292	$ 7,805	$ 7,547	$ 6,969	$ 23,320	$ 22,321
[(1)] **Canada premiums included in Allstate brand**									
Auto	$ 215	$ 235	$ 173	$ 200	$ 233	$ 250	$ 180	$ 623	$ 663
Homeowners	60	63	41	53	66	63	40	164	169
Other personal lines	15	15	11	13	16	15	11	41	42
	$ 290	$ 313	$ 225	$ 266	$ 315	$ 328	$ 231	$ 828	$ 874

13

14 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 23 (6) 1.6 5.1 34 (6) 1.5 3.6 18 (6) 0.4 3.9 Homeowners (3) 6 0.4 6.4 9 (7) 0.7 3.5 10 (7) 0.2 3.0 Esurance brand Auto 13 1.3 5.1 13 1.5 5.9 13 1.3 4.4 Encompass brand Auto 8 1.3 7.6 16 4.8 8.5 6 1.3 6.9 Homeowners 8 1.2 5.9 15 3.2 8.8 4 0.4 8.1 Number of Location Number of Location Number of Location locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) locations Total brand (%) (4) specific (%) (5) Allstate brand Auto (2) 14 (6) 0.7 3.4 20 (6) 0.9 3.7 25 (6) - (8) (0.2) Homeowners (3) 16 (7) 0.9 4.6 6 0.2 6.0 11 (7) 0.4 5.7 Esurance brand Auto 7 1.4 5.3 15 0.6 3.1 15 1.7 4.4 Encompass brand Auto 13 2.8 6.0 9 0.9 4.1 12 2.4 7.6 Homeowners 9 2.5 7.8 7 0.6 6.5 12 1.5 7.8 (1) (2) (3) (4) (5) (6) Includes five, four, two, one, one and three Canadian provinces for auto for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively. (7) (8) Excluding Canada, Allstate Brand Auto rate change was 0.5% for the three months ended June 30, 2014. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Includes one, two, one, two and one Canadian provinces for homeowners for the three months ended June 30, 2015, March 31, 2015, December 31, 2014 and June 30, 2014, respectively. September 30, 2014 June 30, 2014 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states and Canadian provinces, rate changes approved for the three month period ending September 30, 2015 are estimated to total $335 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.5%, 1.1%, 0.8%, 0.4%, 0.2% and 1.1% for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.5%, 0.4%, 0.9%, 0.3%, 0.1% and 0.5% for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014 and June 30, 2014, respectively. March 31, 2015 December 31, 2014 Three months ended Three months ended Three months ended June 30, 2015September 30, 2015 (1) Three months ended Three months ended THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended

15 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2015 2014 2014 2014 2014 Policies in Force (in thousands) (1) Allstate Brand Auto (2) 20,367 20,258 20,036 19,916 19,751 19,605 19,413 Homeowners (3) 6,163 6,141 6,114 6,106 6,082 6,069 6,063 Landlord 736 737 738 738 737 738 740 Renter 1,550 1,518 1,494 1,466 1,447 1,421 1,402 Condominium 665 662 658 655 652 648 646 Other 1,257 1,253 1,245 1,248 1,248 1,245 1,244 Other personal lines 4,208 4,170 4,135 4,107 4,084 4,052 4,032 Commercial lines 328 330 326 325 320 313 305 Other business lines 920 937 941 948 958 972 991 Excess and surplus 26 26 27 27 26 25 23 Total 32,012 31,862 31,579 31,429 31,221 31,036 30,827 Esurance Brand Auto 1,433 1,458 1,470 1,424 1,410 1,399 1,375 Homeowners 26 20 15 10 6 2 1 Other personal lines 44 44 42 36 33 30 26 Total 1,503 1,522 1,527 1,470 1,449 1,431 1,402 Encompass Brand Auto 746 767 778 790 792 788 778 Homeowners 347 355 361 365 365 364 359 Other personal lines 114 118 120 122 123 124 124 Total 1,207 1,240 1,259 1,277 1,280 1,276 1,261 Total Policies in Force 34,722 34,624 34,365 34,176 33,950 33,743 33,490 Other Customer Relationships Good Hands Roadside Members (in thousands) (4) 2,151 2,139 2,118 2,055 1,996 1,871 1,734 Non-Proprietary Premiums ($ in millions) Ivantage (5) $ 1,481 $ 1,461 $ 1,446 $ 1,422 $ 1,407 $ 1,391 $ 1,376 Answer Financial (6) 149 145 149 129 134 125 139 Agency Data Total Allstate agencies (7)(8) 12,100 12,000 11,900 Licensed sales professionals (8)(9) 24,000 23,500 23,200 Allstate independent agencies (8)(10) 2,200 2,000 2,000 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Rounded to the nearest hundred. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 950 and 720 engaged Allstate independent agencies (“AIAs”) as of September 30, 2015 and December 31, 2014, respectively. Engaged AIAs, as currently determined, include those that increase the number of policies in force from the prior year. Membership provides pay on demand access to roadside services. Fees for three months ended September 30, 2015 were $111 thousand. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended September 30, 2015 were $19.2 million. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate brand auto PIF increased in 44 states, including our largest 10 states, as of September 30, 2015 compared to September 30, 2014. Allstate brand homeowners PIF increased in 33 states, including 8 out of our largest 10 states, as of September 30, 2015 compared to September 30, 2014.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Net premiums written	$ 7,383	$ 7,168	$ 6,583	$ 6,623	$ 7,054	$ 6,866	$ 6,277	$ 21,134	$ 20,197
Net premiums earned									
Auto	$ 4,597	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 13,553	$ 12,858
Homeowners	1,663	1,645	1,631	1,625	1,616	1,594	1,580	4,939	4,790
Other personal lines	396	395	391	390	389	387	385	1,182	1,161
Commercial lines	128	128	125	125	120	121	110	381	351
Other business lines	148	137	141	140	138	131	133	426	402
Total	6,932	6,829	6,720	6,656	6,615	6,530	6,417	20,481	19,562
Incurred losses									
Auto	$ 3,455	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 10,061	$ 8,833
Homeowners	820	1,147	894	634	930	1,212	994	2,861	3,136
Other personal lines	241	259	244	223	229	226	279	744	734
Commercial lines	97	105	98	88	72	78	81	300	231
Other business lines	71	66	69	65	70	64	63	206	197
Total	4,684	5,008	4,480	4,113	4,265	4,591	4,275	14,172	13,131
Expenses									
Auto	$ 1,086	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 3,354	$ 3,252
Homeowners	385	372	389	399	382	359	385	1,146	1,126
Other personal lines	109	105	105	118	103	105	108	319	316
Commercial lines	36	40	38	41	38	35	34	114	107
Other business lines	61	63	69	63	63	52	62	193	177
Total	1,677	1,735	1,714	1,761	1,674	1,640	1,664	5,126	4,978
Underwriting income (loss)									
Auto	$ 56	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 138	$ 773
Homeowners	458	126	348	592	304	23	201	932	528
Other personal lines	46	31	42	49	57	56	(2)	119	111
Commercial lines	(5)	(17)	(11)	(4)	10	8	(5)	(33)	13
Other business lines	16	8	3	12	5	15	8	27	28
Total	571	86	526	782	676	299	478	1,183	1,453
Loss ratio	67.6	73.3	66.7	61.8	64.5	70.3	66.6	69.2	67.1
Expense ratio (1)	24.2	25.4	25.5	26.5	25.3	25.1	26.0	25.0	25.5
Combined ratio	91.8	98.7	92.2	88.3	89.8	95.4	92.6	94.2	92.6
Underlying loss ratio *	64.1	62.3	61.9	61.4	58.9	57.9	60.4	62.8	59.0
Expense ratio, excluding the effect of amortization of purchased intangible assets	24.2	25.4	25.5	26.5	25.3	25.1	26.0	25.0	25.5
Underlying combined ratio	88.3	87.7	87.4	87.9	84.2	83.0	86.4	87.8	84.5
Effect of catastrophe losses on combined ratio	3.6	10.7	4.1	1.3	6.9	13.1	6.4	6.1	8.8
Effect of prior year reserve reestimates on combined ratio	(0.2)	0.4	0.7	(1.0)	(1.3)	(0.1)	(0.2)	0.3	(0.5)
Effect of advertising expenses on combined ratio	2.0	2.4	2.3	2.4	2.6	2.7	2.4	2.2	2.6
Underlying combined ratio	88.3	87.7	87.4	87.9	84.2	83.0	86.4	87.8	84.5
Effect of catastrophe losses	3.6	10.7	4.1	1.3	6.9	13.1	6.4	6.1	8.8
Effect of prior year non-catastrophe reserve reestimates	(0.1)	0.3	0.7	(0.9)	(1.3)	(0.7)	(0.2)	0.3	(0.7)
Effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-	-
Combined ratio	91.8	98.7	92.2	88.3	89.8	95.4	92.6	94.2	92.6

(1) Current year targeted expense spending reductions representing approximately 0.4 points of the annualized Allstate brand expense ratio, disclosed in the current year second quarter 2015, are on schedule.

16

17 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2015 2015 2015 2014 2014 2014 2014 2015 2014 New Issued Applications (in thousands) (2) Auto (6) 790 818 792 740 809 770 714 2,400 2,293 Homeowners 218 212 177 178 201 192 154 607 547 Average Premium - Gross Written ($) (3) Auto 494 488 484 486 481 478 473 489 477 Homeowners 1,158 1,150 1,148 1,144 1,144 1,135 1,137 1,152 1,139 Average Premium - Net Earned ($) (4) Auto 452 450 444 444 443 441 435 449 439 Homeowners 1,074 1,066 1,060 1,060 1,054 1,045 1,034 1,067 1,045 Renewal Ratio (%) (5) Auto 88.6 88.9 88.8 88.6 88.9 89.1 89.0 88.8 89.0 Homeowners 88.7 88.4 88.4 88.6 88.6 88.3 88.2 88.5 88.4 Bodily Injury Claim Frequency (% change year-over-year) Auto 6.4 6.8 6.8 4.0 (1.3) (2.8) (0.3) 6.6 (1.5) Property Damage Claim Frequency (% change year-over-year) Auto 8.9 6.9 2.1 0.5 (1.0) (2.4) 5.1 5.9 0.5 Auto Paid Severity (% change year-over-year) Bodily injury (2.9) 0.6 3.9 6.0 2.2 1.3 0.7 0.5 1.4 Property damage 5.4 3.7 4.8 3.9 5.5 4.4 2.7 4.5 4.2 Homeowners Excluding Catastrophe Losses (% change year-over-year) Claim frequency (1.9) 0.4 (7.9) (4.1) (5.5) 2.3 6.1 (3.1) 0.7 Claim severity 4.5 3.6 6.6 8.1 9.2 5.5 8.3 4.8 7.6 (1) (2) (3) (4) (5) (6) Auto new issued applications decreased 2.3% to 790 thousand in third quarter 2015 from 809 thousand in third quarter 2014 and increased 4.7% to 2,400 thousand in the first nine months of 2015 from 2,293 thousand in the first nine months of 2014. As a result of a change that allows a greater number of autos on a single policy, new issued applications are approximately 4.9 points and 2.9 points lower in the third quarter and first nine months of 2015, respectively, compared to the same periods of 2014. THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Nine months ended Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. Statistics presented for Allstate brand exclude excess and surplus lines. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Three months ended New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the amount allowed on a policy which is currently four or ten depending on the state.

18 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Rates of change in auto frequency (1) (% change in frequency rate year over year) Allstate gross frequency (2) 5.1% 3.4% 6.9% 6.9% 2.1% -3.2% -4.4% -4.1% -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% Allstate paid frequency (3) 6.1% 7.7% 8.3% 7.9% 4.5% 1.5% -0.9% -2.4% -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% (1) (2) (3) The % change in frequency rate year over year is calculated as the change in the specified frequency rate between the current period and the same period of the prior year divided by the prior year frequency rate. Gross frequency rate is calculated as the number of claim notices received in the period divided by the average earned policies in force with the respective insurance coverage in force (“average coverage in force”). Paid frequency rate is calculated as the number of claim notices closed with a payment amount in the period divided by the average coverage in force. BODILY INJURY GROSS AND PAID % CHANGE IN FREQUENCY RATE THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO FREQUENCY STATISTICS 2010 2011 2012 2013 2014 2015 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2010 2011 2012 2013 2014 2015 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency Allstate gross frequency Allstate paid frequency

19 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Rates of change in auto frequency (1) (% change in frequency rate year over year) Allstate gross frequency (2) -0.5% 1.5% 3.1% 1.7% 0.6% -4.4% -3.3% -3.1% -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% Allstate paid frequency (3) -3.4% 0.6% 4.2% 1.7% 0.4% -2.9% -4.3% -2.4% -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% (1) (2) (3) Paid frequency rate is calculated as the number of claim notices closed with a payment amount in the period divided by the average coverage in force. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO FREQUENCY STATISTICS PROPERTY DAMAGE GROSS AND PAID % CHANGE IN FREQUENCY RATE The % change in frequency rate year over year is calculated as the change in the specified frequency rate between the current period and the same period of the prior year divided by the prior year frequency rate. Gross frequency rate is calculated as the number of claim notices received in the period divided by the average earned policies in force with the respective insurance coverage in force (“average coverage in force”). 2010 2011 2012 2013 2014 2015 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2010 2011 2012 2013 2014 2015 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency Allstate gross frequency Allstate paid frequency

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Net premiums written	$ 423	$ 371	$ 441	$ 359	$ 408	$ 340	$ 406	$ 1,235	$ 1,154
Net premiums earned									
Auto	$ 392	$ 397	$ 382	$ 378	$ 370	$ 365	$ 342	$ 1,171	$ 1,077
Homeowners	5	4	3	2	1	-	-	12	1
Other personal lines	2	1	2	1	2	1	1	5	4
	399	402	387	381	373	366	343	1,188	1,082
Incurred losses									
Auto	$ 285	$ 300	$ 297	$ 300	$ 283	$ 275	$ 260	$ 882	$ 818
Homeowners	4	3	1	1	1	-	-	8	1
Other personal lines	1	1	1	1	1	1	-	3	2
	290	304	299	302	285	276	260	893	821
Expenses									
Auto	$ 125	$ 132	$ 155	$ 136	$ 148	$ 135	$ 174	$ 412	$ 457
Homeowners	10	7	-	-	-	-	-	17	-
Other personal lines	-	-	2	2	2	-	2	2	4
	135	139	157	138	150	135	176	431	461
Underwriting income (loss)									
Auto	$ (18)	$ (35)	$ (70)	$ (58)	$ (61)	$ (45)	$ (92)	$ (123)	$ (198)
Homeowners	(9)	(6)	2	1	-	-	-	(13)	-
Other personal lines	1	-	(1)	(2)	(1)	-	(1)	-	(2)
	(26)	(41)	(69)	(59)	(62)	(45)	(93)	(136)	(200)
Loss ratio	72.7	75.6	77.2	79.3	76.4	75.4	75.8	75.1	75.9
Expense ratio	33.8	34.6	40.6	36.2	40.2	36.9	51.3	36.3	42.6
Combined ratio	106.5	110.2	117.8	115.5	116.6	112.3	127.1	111.4	118.5
Underlying loss ratio	73.5	74.3	78.2	80.3	75.3	74.1	76.4	75.3	75.2
Expense ratio, excluding the effect of amortization of purchased intangible assets	31.8	32.4	38.3	33.1	37.0	33.6	47.8	34.1	39.3
Underlying combined ratio	105.3	106.7	116.5	113.4	112.3	107.7	124.2	109.4	114.5
Effect of catastrophe losses on combined ratio	0.8	2.0	-	0.3	1.9	2.7	0.3	0.9	1.7
Effect of prior year reserve reestimates on combined ratio	(1.3)	(0.7)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(1.0)	(1.0)
Effect of amortization of purchased intangible assets on combined ratio	2.0	2.2	2.3	3.1	3.2	3.3	3.5	2.2	3.3
Effect of advertising expenses on combined ratio	11.0	12.4	17.3	11.8	15.8	14.5	28.3	13.6	19.3
Underlying combined ratio	105.3	106.7	116.5	113.4	112.3	107.7	124.2	109.4	114.5
Effect of catastrophe losses	0.8	2.0	-	0.3	1.9	2.7	0.3	0.9	1.7
Effect of prior year non-catastrophe reserve reestimates	(1.6)	(0.7)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(1.1)	(1.0)
Effect of amortization of purchased intangible assets	2.0	2.2	2.3	3.1	3.2	3.3	3.5	2.2	3.3
Combined ratio	106.5	110.2	117.8	115.5	116.6	112.3	127.1	111.4	118.5
Policies in Force (in thousands)									
Auto	1,433	1,458	1,470	1,424	1,410	1,399	1,375	1,433	1,410
Homeowners	26	20	15	10	6	2	1	26	6
Other personal lines	44	44	42	36	33	30	26	44	33
	1,503	1,522	1,527	1,470	1,449	1,431	1,402	1,503	1,449
New Issued Applications (in thousands)									
Auto	145	148	195	168	181	177	221	488	579
Homeowners	8	7	6	4	5	1	1	21	7
Other personal lines	9	10	12	10	9	10	10	31	29
	162	165	213	182	195	188	232	540	615
Average Premium - Gross Written ($)									
Auto	513	506	520	500	499	497	504	514	498
Homeowners	838	814	849	781	829	822	691	836	821
Renewal Ratio (%)									
Auto	78.7	80.4	79.9	79.4	78.4	80.1	80.4	79.6	79.6

20

21 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written $ 331 $ 338 $ 282 $ 310 $ 343 $ 341 $ 286 $ 951 $ 970 Net premiums earned Auto $ 165 $ 165 $ 165 $ 164 $ 168 $ 162 $ 161 $ 495 $ 491 Homeowners 127 126 127 126 123 120 117 380 360 Other personal lines 27 27 27 27 27 26 26 81 79 Total 319 318 319 317 318 308 304 956 930 Incurred losses Auto $ 135 $ 129 $ 116 $ 126 $ 131 $ 134 $ 114 $ 380 $ 379 Homeowners 75 117 74 56 103 118 86 266 307 Other personal lines 23 27 23 18 20 21 21 73 62 Total 233 273 213 200 254 273 221 719 748 Expenses Auto $ 46 $ 50 $ 47 $ 48 $ 50 $ 50 $ 48 $ 143 $ 148 Homeowners 36 38 37 38 37 37 35 111 109 Other personal lines 8 7 8 9 8 7 8 23 23 Total 90 95 92 95 95 94 91 277 280 Underwriting income (loss) Auto $ (16) $ (14) $ 2 $ (10) $ (13) $ (22) $ (1) $ (28) $ (36) Homeowners 16 (29) 16 32 (17) (35) (4) 3 (56) Other personal lines (4) (7) (4) - (1) (2) (3) (15) (6) Total (4) (50) 14 22 (31) (59) (8) (40) (98) Loss ratio 73.1 85.8 66.8 63.1 79.8 88.7 72.7 75.2 80.4 Expense ratio 28.2 29.9 28.8 30.0 29.9 30.5 29.9 29.0 30.1 Combined ratio 101.3 115.7 95.6 93.1 109.7 119.2 102.6 104.2 110.5 Underlying loss ratio 62.7 66.6 61.8 62.7 65.8 64.3 61.9 63.7 64.0 Expense ratio, excluding the effect of amortization of purchased intangible assets 28.2 29.9 28.8 30.0 29.9 30.5 29.9 29.0 30.1 Underlying combined ratio 90.9 96.5 90.6 92.7 95.6 94.8 91.8 92.7 94.1 Effect of catastrophe losses on combined ratio 5.3 18.6 6.3 1.9 16.4 23.7 11.2 10.0 17.1 Effect of prior year reserve reestimates on combined ratio 5.4 0.9 (2.2) (1.2) (1.9) 1.0 (0.7) 1.4 (0.5) Effect of advertising expenses on combined ratio 0.3 0.6 0.6 0.3 - 0.6 0.7 0.5 0.4 Underlying combined ratio 90.9 96.5 90.6 92.7 95.6 94.8 91.8 92.7 94.1 Effect of catastrophe losses 5.3 18.6 6.3 1.9 16.4 23.7 11.2 10.0 17.1 Effect of prior year non-catastrophe reserve reestimates 5.1 0.6 (1.3) (1.5) (2.3) 0.7 (0.4) 1.5 (0.7) Combined ratio 101.3 115.7 95.6 93.1 109.7 119.2 102.6 104.2 110.5 Policies in Force (in thousands) Auto 746 767 778 790 792 788 778 746 792 Homeowners 347 355 361 365 365 364 359 347 365 Other personal lines 114 118 120 122 123 124 124 114 123 1,207 1,240 1,259 1,277 1,280 1,276 1,261 1,207 1,280 New Issued Applications (in thousands) Auto 20 23 23 28 34 40 33 66 107 Homeowners 12 14 12 15 18 20 17 38 55 Average Premium - Gross Written ($) Auto 963 925 913 901 898 888 893 934 893 Homeowners 1,583 1,532 1,519 1,482 1,471 1,437 1,440 1,546 1,450 Renewal Ratio (%) Auto 76.7 78.0 78.5 80.0 79.4 80.3 79.2 77.7 79.7 Homeowners 82.5 83.2 83.2 84.9 84.8 86.2 86.6 82.9 85.8 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Nine months endedThree months ended

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	Three months ended Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Nine months ended Sept. 30, 2015	Sept. 30, 2014
Net premiums written									
Allstate brand	$ 4,746	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 13,869	$ 13,157
Esurance brand	411	363	434	354	403	338	404	1,208	1,145
Encompass brand	169	173	147	160	178	176	151	489	505
	5,326	5,124	5,116	4,861	5,071	4,889	4,847	15,566	14,807
Net premiums earned									
Allstate brand	$ 4,597	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 13,553	$ 12,858
Esurance brand	392	397	382	378	370	365	342	1,171	1,077
Encompass brand	165	165	165	164	168	162	161	495	491
	5,154	5,086	4,979	4,918	4,890	4,824	4,712	15,219	14,426
Incurred losses									
Allstate brand	$ 3,455	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 10,061	$ 8,833
Esurance brand	285	300	297	300	283	275	260	882	818
Encompass brand	135	129	116	126	131	134	114	380	379
	3,875	3,860	3,588	3,529	3,378	3,420	3,232	11,323	10,030
Expenses									
Allstate brand	$ 1,086	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 3,354	$ 3,252
Esurance brand	125	132	155	136	148	135	174	412	457
Encompass brand	46	50	47	48	50	50	48	143	148
	1,257	1,337	1,315	1,324	1,286	1,274	1,297	3,909	3,857
Underwriting income (loss)									
Allstate brand	$ 56	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 138	$ 773
Esurance brand	(18)	(35)	(70)	(58)	(61)	(45)	(92)	(123)	(198)
Encompass brand	(16)	(14)	2	(10)	(13)	(22)	(1)	(28)	(36)
	22	(111)	76	65	226	130	183	(13)	539
Loss ratio									
Allstate brand	75.2	75.9	71.7	70.9	68.1	70.1	67.9	74.2	68.7
Esurance brand	72.7	75.6	77.7	79.3	76.5	75.3	76.0	75.3	76.0
Encompass brand	81.8	78.2	70.3	76.8	78.0	82.7	70.8	76.8	77.2
Allstate Protection	75.2	75.9	72.1	71.8	69.1	70.9	68.6	74.4	69.5
Expense ratio									
Allstate brand	23.6	25.5	25.1	26.1	25.0	25.3	25.5	24.8	25.3
Esurance brand	31.9	33.2	40.6	36.0	40.0	37.0	50.9	35.2	42.4
Encompass brand	27.9	30.3	28.5	29.3	29.7	30.9	29.8	28.9	30.1
Allstate Protection	24.4	26.3	26.4	26.9	26.3	26.4	27.5	25.7	26.8
Combined ratio									
Allstate brand	98.8	101.4	96.8	97.0	93.1	95.4	93.4	99.0	94.0
Esurance brand	104.6	108.8	118.3	115.3	116.5	112.3	126.9	110.5	118.4
Encompass brand	109.7	108.5	98.8	106.1	107.7	113.6	100.6	105.7	107.3
Allstate Protection	99.6	102.2	98.5	98.7	95.4	97.3	96.1	100.1	96.3
Effect of catastrophe losses on combined ratio									
Allstate brand	0.5	3.2	0.3	0.2	1.8	4.1	0.4	1.3	2.1
Esurance brand	0.5	1.8	-	0.3	1.9	2.7	0.3	0.8	1.7
Encompass brand	0.6	3.0	-	-	3.0	9.3	0.6	1.2	4.3
Allstate Protection	0.5	3.1	0.3	0.2	1.9	4.2	0.4	1.3	2.2
Effect of prior year reserve reestimates on combined ratio									
Allstate brand	0.1	0.4	0.8	(1.5)	(1.8)	(0.6)	(0.9)	0.4	(1.1)
Esurance brand	(1.3)	(0.8)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(1.0)	(1.0)
Encompass brand	7.9	(1.2)	(4.8)	(0.6)	0.5	(3.7)	(4.3)	0.6	(2.5)
Allstate Protection	0.3	0.2	0.5	(1.5)	(1.6)	(0.7)	(1.0)	0.3	(1.1)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio									
Allstate brand	(0.1)	-	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.2)
Esurance brand	0.2	-	-	-	-	-	-	0.1	-
Encompass brand	-	-	(0.6)	-	-	(0.6)	-	(0.3)	(0.2)
Allstate Protection	-	(0.1)	-	(0.1)	(0.1)	-	(0.1)	-	(0.1)
Effect of amortization of purchased intangible assets on combined ratio									
Esurance brand	2.0	2.3	2.3	3.1	3.2	3.3	3.5	2.2	3.3
Allstate Protection	0.2	0.1	0.2	0.2	0.3	0.3	0.2	0.2	0.2

22

23 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, ($ in millions) 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written Allstate brand $ 1,879 $ 1,819 $ 1,379 $ 1,598 $ 1,831 $ 1,765 $ 1,342 $ 5,077 $ 4,938 Esurance brand 9 7 5 4 3 1 1 21 5 Encompass brand 134 136 111 123 137 136 110 381 383 2,022 1,962 1,495 1,725 1,971 1,902 1,453 5,479 5,326 Net premiums earned Allstate brand $ 1,663 $ 1,645 $ 1,631 $ 1,625 $ 1,616 $ 1,594 $ 1,580 $ 4,939 $ 4,790 Esurance brand 5 4 3 2 1 - - 12 1 Encompass brand 127 126 127 126 123 120 117 380 360 1,795 1,775 1,761 1,753 1,740 1,714 1,697 5,331 5,151 Incurred losses Allstate brand $ 820 $ 1,147 $ 894 $ 634 $ 930 $ 1,212 $ 994 $ 2,861 $ 3,136 Esurance brand 4 3 1 1 1 - - 8 1 Encompass brand 75 117 74 56 103 118 86 266 307 899 1,267 969 691 1,034 1,330 1,080 3,135 3,444 Expenses Allstate brand $ 385 $ 372 $ 389 $ 399 $ 382 $ 359 $ 385 $ 1,146 $ 1,126 Esurance brand 10 7 - - - - - 17 - Encompass brand 36 38 37 38 37 37 35 111 109 431 417 426 437 419 396 420 1,274 1,235 Underwriting income (loss) Allstate brand $ 458 $ 126 $ 348 $ 592 $ 304 $ 23 $ 201 $ 932 $ 528 Esurance brand (9) (6) 2 1 - - - (13) - Encompass brand 16 (29) 16 32 (17) (35) (4) 3 (56) 465 91 366 625 287 (12) 197 922 472 Loss ratio Allstate brand 49.3 69.7 54.8 39.0 57.6 76.1 62.9 57.9 65.5 Esurance brand 80.0 75.0 33.3 50.0 100.0 - - 66.7 100.0 Encompass brand 59.1 92.8 58.3 44.4 83.7 98.3 73.5 70.0 85.3 Allstate Protection 50.1 71.4 55.0 39.4 59.4 77.6 63.6 58.8 66.8 Expense ratio Allstate brand 23.2 22.6 23.9 24.6 23.6 22.5 24.4 23.2 23.5 Esurance brand 200.0 175.0 - - - - - 141.6 - Encompass brand 28.3 30.2 29.1 30.2 30.1 30.9 29.9 29.2 30.3 Allstate Protection 24.0 23.5 24.2 24.9 24.1 23.1 24.8 23.9 24.0 Combined ratio Allstate brand 72.5 92.3 78.7 63.6 81.2 98.6 87.3 81.1 89.0 Esurance brand 280.0 250.0 33.3 50.0 100.0 - - 208.3 100.0 Encompass brand 87.4 123.0 87.4 74.6 113.8 129.2 103.4 99.2 115.6 Allstate Protection 74.1 94.9 79.2 64.3 83.5 100.7 88.4 82.7 90.8 Effect of catastrophe losses on combined ratio Allstate brand 12.4 32.1 13.9 3.8 22.0 38.7 21.3 19.5 27.3 Esurance brand 20.0 25.0 - - - - - 16.6 - Encompass brand 11.8 41.3 14.2 4.8 36.6 46.7 25.6 22.4 36.4 Allstate Protection 12.4 32.7 13.9 3.9 23.0 39.3 21.6 19.7 27.9 Effect of prior year reserve reestimates on combined ratio Allstate brand (0.9) - 0.2 (1.1) (0.1) 2.1 0.8 (0.2) 0.9 Esurance brand - - - - - - - - - Encompass brand - 2.3 (1.6) (2.4) (6.5) 6.7 4.3 0.2 1.4 Allstate Protection (0.8) 0.2 0.1 (1.2) (0.5) 2.4 1.1 (0.2) 1.0 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio Allstate brand (0.1) 0.5 (0.1) 0.1 0.7 2.4 0.6 0.2 1.2 Esurance brand - - - - - - - - - Encompass brand 1.6 - (1.6) 0.8 0.9 1.7 (0.8) - 0.5 Allstate Protection 0.1 0.4 (0.1) 0.2 0.7 2.4 0.6 0.1 1.2 Three months ended THE ALLSTATE CORPORATION HOMEOWNERS PROFITABILITY MEASURES Nine months ended

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES [(1)]

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Net premiums written									
Allstate brand	$ 429	$ 424	$ 357	$ 376	$ 426	$ 416	$ 351	$ 1,210	$ 1,193
Esurance brand	3	1	2	1	2	1	1	6	4
Encompass brand	28	29	24	27	28	29	25	81	82
	460	454	383	404	456	446	377	1,297	1,279
Net premiums earned									
Allstate brand	$ 396	$ 395	$ 391	$ 390	$ 389	$ 387	$ 385	$ 1,182	$ 1,161
Esurance brand	2	1	2	1	2	1	1	5	4
Encompass brand	27	27	27	27	27	26	26	81	79
	425	423	420	418	418	414	412	1,268	1,244
Incurred losses									
Allstate brand	$ 241	$ 259	$ 244	$ 223	$ 229	$ 226	$ 279	$ 744	$ 734
Esurance brand	1	1	1	1	1	1	-	3	2
Encompass brand	23	27	23	18	20	21	21	73	62
	265	287	268	242	250	248	300	820	798
Expenses									
Allstate brand	$ 109	$ 105	$ 105	$ 118	$ 103	$ 105	$ 108	$ 319	$ 316
Esurance brand	-	-	2	2	2	-	2	2	4
Encompass brand	8	7	8	9	8	7	8	23	23
	117	112	115	129	113	112	118	344	343
Underwriting income (loss)									
Allstate brand	$ 46	$ 31	$ 42	$ 49	$ 57	$ 56	$ (2)	$ 119	$ 111
Esurance brand	1	-	(1)	(2)	(1)	-	(1)	-	(2)
Encompass brand	(4)	(7)	(4)	-	(1)	(2)	(3)	(15)	(6)
	43	24	37	47	55	54	(6)	104	103
Loss ratio									
Allstate brand	60.9	65.6	62.4	57.2	58.9	58.4	72.5	62.9	63.2
Esurance brand	50.0	100.0	50.0	100.0	50.0	100.0	-	60.0	50.0
Encompass brand	85.2	100.0	85.2	66.7	74.1	80.8	80.8	90.1	78.5
Allstate Protection	62.4	67.8	63.8	57.9	59.8	59.9	72.8	64.7	64.1
Expense ratio									
Allstate brand	27.5	26.6	26.9	30.2	26.4	27.1	28.0	27.0	27.2
Esurance brand	-	-	100.0	200.0	100.0	-	200.0	40.0	100.0
Encompass brand	29.6	25.9	29.6	33.3	29.6	26.9	30.7	28.4	29.1
Allstate Protection	27.5	26.5	27.4	30.9	27.0	27.1	28.7	27.1	27.6
Combined ratio									
Allstate brand	88.4	92.2	89.3	87.4	85.3	85.5	100.5	89.9	90.4
Esurance brand	50.0	100.0	150.0	300.0	150.0	100.0	200.0	100.0	150.0
Encompass brand	114.8	125.9	114.8	100.0	103.7	107.7	111.5	118.5	107.6
Allstate Protection	89.9	94.3	91.2	88.8	86.8	87.0	101.5	91.8	91.7
Effect of catastrophe losses on combined ratio									
Allstate brand	4.5	11.9	7.4	2.8	4.9	12.4	12.7	8.0	10.0
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	3.7	7.4	7.4	-	7.4	7.7	11.5	6.2	8.9
Allstate Protection	4.5	11.6	7.4	2.7	5.0	12.1	12.6	7.8	9.9
Effect of prior year reserve reestimates on combined ratio									
Allstate brand	1.8	1.1	(0.5)	5.1	2.6	(3.4)	3.9	0.8	1.0
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	14.8	7.4	11.1	-	3.7	3.8	-	11.1	2.5
Allstate Protection	2.6	1.4	0.2	4.8	2.6	(2.9)	3.6	1.4	1.1
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio									
Allstate brand	-	-	(0.3)	-	(0.2)	(0.3)	(0.5)	-	(0.3)
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	(3.7)	3.7	-	-	-	-	-	-	-
Allstate Protection	(0.2)	0.3	(0.3)	-	(0.3)	(0.3)	(0.6)	(0.1)	(0.3)

(1) Other personal lines include renter, condominium, landlord and other personal lines.

24

25 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, ($ in millions) 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written $ 124 $ 138 $ 128 $ 126 $ 122 $ 130 $ 116 $ 390 $ 368 Net premiums earned $ 128 $ 128 $ 125 $ 125 $ 120 $ 121 $ 110 $ 381 $ 351 Incurred losses $ 97 $ 105 $ 98 $ 88 $ 72 $ 78 $ 81 $ 300 $ 231 Expenses $ 36 $ 40 $ 38 $ 41 $ 38 $ 35 $ 34 $ 114 $ 107 Underwriting (loss) income $ (5) $ (17) $ (11) $ (4) $ 10 $ 8 $ (5) $ (33) $ 13 Loss ratio 75.8 82.0 78.4 70.4 60.0 64.5 73.6 78.8 65.8 Expense ratio 28.1 31.3 30.4 32.8 31.7 28.9 30.9 29.9 30.5 Combined ratio 103.9 113.3 108.8 103.2 91.7 93.4 104.5 108.7 96.3 Effect of catastrophe losses on combined ratio 2.3 9.4 4.0 4.8 3.3 8.3 8.2 5.3 6.6 Effect of prior year reserve reestimates on combined ratio (9.3) 3.1 8.0 (0.8) (14.2) (0.8) (0.9) 0.5 (5.4) Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - 2.3 0.8 - 0.7 0.1 1.0 1.0 0.6 (1) Commercial lines all represent Allstate Brand products. Three months ended THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Nine months ended

26 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, ($ in millions) 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net premiums written $ 205 $ 199 $ 184 $ 176 $ 185 $ 180 $ 176 $ 588 $ 541 Net premiums earned $ 148 $ 137 $ 141 $ 140 $ 138 $ 131 $ 133 $ 426 $ 402 Incurred losses $ 71 $ 66 $ 69 $ 65 $ 70 $ 64 $ 63 $ 206 $ 197 Expenses $ 61 $ 63 $ 69 $ 63 $ 63 $ 52 $ 62 $ 193 $ 177 Underwriting income $ 16 $ 8 $ 3 $ 12 $ 5 $ 15 $ 8 $ 27 $ 28 Loss ratio 48.0 48.2 49.0 46.4 50.7 48.8 47.4 48.4 49.0 Expense ratio 41.2 46.0 48.9 45.0 45.7 39.7 46.6 45.3 44.0 Combined ratio 89.2 94.2 97.9 91.4 96.4 88.5 94.0 93.7 93.0 Effect of catastrophe losses on combined ratio - - - - - - - - - Effect of prior year reserve reestimates on combined ratio 0.7 0.7 - (0.7) - - - 0.5 - Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - - - - - - - - - Effect of amortization of purchased intangible assets 0.7 0.8 0.7 0.7 0.7 0.7 0.8 0.7 0.7 (1) Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines, which all represent Allstate Brand products. THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES (1) Nine months endedThree months ended

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Auto									
Allstate brand underlying combined ratio	98.1	97.8	95.6	98.2	92.9	91.8	93.8	97.2	92.8
Effect of catastrophe losses on combined ratio	0.5	3.2	0.3	0.2	1.8	4.1	0.4	1.3	2.1
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.2	0.4	0.9	(1.4)	(1.6)	(0.5)	(0.8)	0.5	(0.9)
Allstate brand combined ratio	98.8	101.4	96.8	97.0	93.1	95.4	93.4	99.0	94.0
Esurance brand underlying combined ratio	103.6	105.5	117.0	113.2	112.2	107.7	124.0	108.6	114.4
Effect of catastrophe losses on combined ratio	0.5	1.8	-	0.3	1.9	2.7	0.3	0.8	1.7
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.5)	(0.8)	(1.0)	(1.3)	(0.8)	(1.4)	(0.9)	(1.1)	(1.0)
Effect of amortization of purchased intangible assets on combined ratio	2.0	2.3	2.3	3.1	3.2	3.3	3.5	2.2	3.3
Esurance brand combined ratio	104.6	108.8	118.3	115.3	116.5	112.3	126.9	110.5	118.4
Encompass brand underlying combined ratio	101.2	106.7	103.0	106.7	104.2	107.4	104.3	103.6	105.3
Effect of catastrophe losses on combined ratio	0.6	3.0	-	-	3.0	9.3	0.6	1.2	4.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	7.9	(1.2)	(4.2)	(0.6)	0.5	(3.1)	(4.3)	0.9	(2.3)
Encompass brand combined ratio	109.7	108.5	98.8	106.1	107.7	113.6	100.6	105.7	107.3
Homeowners									
Allstate brand underlying combined ratio	60.9	60.7	64.5	61.0	60.0	60.2	65.8	62.0	62.0
Effect of catastrophe losses on combined ratio	12.4	32.1	13.9	3.8	22.0	38.7	21.3	19.5	27.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.8)	(0.5)	0.3	(1.2)	(0.8)	(0.3)	0.2	(0.4)	(0.3)
Allstate brand combined ratio	72.5	92.3	78.7	63.6	81.2	98.6	87.3	81.1	89.0
Encompass brand underlying combined ratio	77.2	79.4	73.2	73.0	84.6	77.5	72.7	76.6	78.3
Effect of catastrophe losses on combined ratio	11.8	41.3	14.2	4.8	36.6	46.7	25.6	22.4	36.4
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.6)	2.3	-	(3.2)	(7.4)	5.0	5.1	0.2	0.9
Encompass brand combined ratio	87.4	123.0	87.4	74.6	113.8	129.2	103.4	99.2	115.6
Other Personal Lines									
Allstate brand underlying combined ratio	82.1	79.2	82.1	79.5	77.6	76.2	83.4	81.1	79.1
Effect of catastrophe losses on combined ratio	4.5	11.9	7.4	2.8	4.9	12.4	12.7	8.0	10.0
Effect of prior year non-catastrophe reserve reestimates on combined ratio	1.8	1.1	(0.2)	5.1	2.8	(3.1)	4.4	0.8	1.3
Allstate brand combined ratio	88.4	92.2	89.3	87.4	85.3	85.5	100.5	89.9	90.4
Encompass brand underlying combined ratio	92.6	114.8	96.3	100.0	92.6	96.2	100.0	101.2	96.2
Effect of catastrophe losses on combined ratio	3.7	7.4	7.4	-	7.4	7.7	11.5	6.2	8.9
Effect of prior year non-catastrophe reserve reestimates on combined ratio	18.5	3.7	11.1	-	3.7	3.8	-	11.1	2.5
Encompass brand combined ratio	114.8	125.9	114.8	100.0	103.7	107.7	111.5	118.5	107.6

27

28 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2015 2014 2014 2014 2014 Auto Annualized average premium (1) $ 903 $ 893 $ 885 $ 879 $ 881 $ 877 $ 867 Underlying combined ratios 98.1 97.8 95.6 98.2 92.9 91.8 93.8 Average underlying loss (incurred pure premium) and expense * $ 886 $ 874 $ 846 $ 863 $ 818 $ 805 $ 813 Homeowners Annualized average premium (1) $ 1,079 $ 1,071 $ 1,067 $ 1,065 $ 1,063 $ 1,051 $ 1,042 Underlying combined ratios 60.9 60.7 64.5 61.0 60.0 60.2 65.8 Average underlying loss (incurred pure premium) and expense $ 657 $ 650 $ 688 $ 650 $ 638 $ 633 $ 686 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Nine months ended September 30, 2015							
							Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 84	$ 54	64.3%	$ -	0.0%			
Other hurricane exposure states	2,830	1,663	58.8%	624	22.0%			
Total hurricane exposure states [2]	2,914	1,717	58.9%	624	21.4%		16	4.1%
Other catastrophe exposure states [4]	2,417	1,418	58.7%	425	17.6%		18	5.7%
Total	$ 5,331	$ 3,135	58.8%	$ 1,049	19.7%	66	34	4.7%

(1) **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

(4) Includes Canada.

29

30 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2015 2015 2015 2014 2014 2014 2014 2015 2014 Allstate brand Auto $ 22 $ 143 $ 13 $ 9 $ 80 $ 178 $ 16 $ 178 $ 274 Homeowners 207 528 227 62 355 617 336 962 1,308 Other personal lines 18 47 29 11 19 48 49 94 116 Commercial lines 3 12 5 6 4 10 9 20 23 Other business lines - - - - - - - - - Total 250 730 274 88 458 853 410 1,254 1,721 Esurance brand Auto 2 7 - 1 7 10 1 9 18 Homeowners 1 1 - - - - - 2 - Other personal lines - - - - - - - - - Total 3 8 - 1 7 10 1 11 18 Encompass brand Auto 1 5 - - 5 15 1 6 21 Homeowners 15 52 18 6 45 56 30 85 131 Other personal lines 1 2 2 - 2 2 3 5 7 Total 17 59 20 6 52 73 34 96 159 Allstate Protection $ 270 $ 797 $ 294 $ 95 $ 517 $ 936 $ 445 $ 1,361 $ 1,898 Allstate Protection Auto $ 25 $ 155 $ 13 $ 10 $ 92 $ 203 $ 18 $ 193 $ 313 Homeowners 223 581 245 68 400 673 366 1,049 1,439 Other personal lines 19 49 31 11 21 50 52 99 123 Commercial lines 3 12 5 6 4 10 9 20 23 Other business lines - - - - - - - - - $ 270 $ 797 $ 294 $ 95 $ 517 $ 936 $ 445 $ 1,361 $ 1,898 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Nine months endedThree months ended

31 Premiums Total Total Effect on the earned catastrophe catastrophe Property-Liability Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2006 1.6 3.7 2.5 4.1 3.0 $ 27,369 $ 810 $ 1,044 3.8 2007 2.4 6.3 5.0 7.0 5.2 27,233 1,409 1,336 4.9 2008 8.4 10.3 26.8 3.9 12.4 26,967 3,342 1,876 7.0 2009 7.8 12.5 6.2 5.0 7.9 26,194 2,069 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 10.6 3.5 22,625 1,361 1,380 6.1 Average 5.4 12.3 7.8 5.3 7.8 6.8 Effect of all catastrophe losses on the Property-Liability combined ratio catastrophe losses relating to Excludes the effect of THE ALLSTATE CORPORATION PROPERTY-LIABILITY EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO ($ in millions) earthquakes and hurricanes

32 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - % - $101 million to $250 million - - - - - - $50 million to $100 million 2 9.1 115 42.6 1.5 58 Less than $50 million 20 90.9 137 50.7 1.8 7 Total 22 100.0% 252 93.3 3.3 11 Prior year reserve reestimates (2) (0.7) - Prior quarter reserve reestimates 20 7.4 0.2 Total catastrophe losses $ 270 100.0% 3.5 % Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - % - $101 million to $250 million 2 3.0 254 18.6 1.1 127 $50 million to $100 million 9 13.7 525 38.6 2.3 58 Less than $50 million 55 83.3 581 42.7 2.6 11 Total 66 100.0% 1,360 99.9 6.0 21 Prior year reserve reestimates 1 0.1 - Total catastrophe losses $ 1,361 100.0% 6.0 % Nine months ended September 30, 2015 THE ALLSTATE CORPORATION CATASTROPHE BY SIZE OF EVENT ($ in millions) Three months ended September 30, 2015

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Prior Year Reserve Reestimates [1]									
Auto	$ 14	$ 11	$ 24	$ (75)	$ (79)	$ (36)	$ (48)	$ 49	$ (163)
Homeowners	(15)	4	1	(21)	(9)	41	18	(10)	50
Other personal lines	11	6	1	20	11	(12)	15	18	14
Commercial lines	(12)	4	10	(1)	(17)	(1)	(1)	2	(19)
Other business lines	1	1	-	(1)	-	-	-	2	-
Allstate Protection	(1)	26	36	(78)	(94)	(8)	(16)	61	(118)
Discontinued Lines and Coverages	48	2	1	2	105	2	3	51	110
Property-Liability	$ 47	$ 28	$ 37	$ (76)	$ 11	$ (6)	$ (13)	$ 112	$ (8)
Allstate brand [2]	$ (13)	$ 26	$ 47	$ (69)	$ (85)	$ (6)	$ (11)	$ 60	$ (102)
Esurance brand	(5)	(3)	(4)	(5)	(3)	(5)	(3)	(12)	(11)
Encompass brand [2]	17	3	(7)	(4)	(6)	3	(2)	13	(5)
Allstate Protection [2]	$ (1)	$ 26	$ 36	$ (78)	$ (94)	$ (8)	$ (16)	$ 61	$ (118)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][3]									
Auto	0.2	0.2	0.3	(1.0)	(1.1)	(0.5)	(0.7)	0.2	(0.7)
Homeowners	(0.2)	-	-	(0.3)	(0.1)	0.6	0.3	-	0.2
Other personal lines	0.1	0.1	-	0.3	0.2	(0.2)	0.2	0.1	0.1
Commercial lines	(0.1)	-	0.2	-	(0.3)	-	-	-	(0.1)
Other business lines	-	-	-	-	-	-	-	-	-
Allstate Protection	-	0.3	0.5	(1.0)	(1.3)	(0.1)	(0.2)	0.3	(0.5)
Discontinued Lines and Coverages	0.6	-	-	-	1.4	-	-	0.2	0.5
Property-Liability	0.6	0.3	0.5	(1.0)	0.1	(0.1)	(0.2)	0.5	-
Allstate brand [2]	(0.2)	0.3	0.6	(0.9)	(1.2)	(0.1)	(0.2)	0.3	(0.5)
Esurance brand	-	-	-	-	-	(0.1)	-	(0.1)	-
Encompass brand [2]	0.2	-	(0.1)	(0.1)	(0.1)	0.1	-	0.1	-
Allstate Protection [2]	-	0.3	0.5	(1.0)	(1.3)	(0.1)	(0.2)	0.3	(0.5)

(1) Favorable reserve reestimates are shown in parentheses.

(2) (Favorable) unfavorable reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $(4) million, $1 million, $1 million, $(2) million and $5 million, $0 million, $1 million and $6 million, respectively, in the three months ended September 30, 2015 and 2014, respectively. Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $1 million, $1 million, $(1) million, $1 million and $43 million, $0 million, $1 million and $44 million, respectively, in the nine months ended September 30, 2015 and 2014, respectively.

(3) Calculated using Property-Liability premiums earned for the respective period.

33

34 Sept. 30, June 30, March 31, 2015 2015 2015 2014 2013 2012 2011 2010 (net of reinsurance) Asbestos claims Beginning reserves $ 977 $ 993 $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 $ 1,180 Incurred claims and claims expense 39 - - 87 74 26 26 5 Claims and claims expense paid (21) (16) (21) (90) (83) (78) (48) (85) Ending reserves $ 995 $ 977 $ 993 $ 1,014 $ 1,017 $ 1,026 $ 1,078 $ 1,100 Claims and claims expense paid as a percent of ending reserves 2.1% 1.6% 2.1% 8.9% 8.2% 7.6% 4.5% 7.7% Environmental claims Beginning reserves $ 190 $ 199 $ 203 $ 208 $ 193 $ 185 $ 201 $ 198 Incurred claims and claims expense 1 - - 15 30 22 - 18 Claims and claims expense paid (3) (9) (4) (20) (15) (14) (16) (15) Ending reserves $ 188 $ 190 $ 199 $ 203 $ 208 $ 193 $ 185 $ 201 Claims and claims expense paid as a percent of ending reserves 1.6% 4.7% 2.0% 9.9% 7.2% 7.3% 8.6% 7.5% Twelve months ended December 31, THE ALLSTATE CORPORATION ASBESTOS AND ENVIRONMENTAL RESERVES ($ in millions) Three months ended

THE ALLSTATE CORPORATION
ALLSTATE PERSONAL LINES - AUTO, HOMEOWNERS, OTHER PERSONAL LINES AND COMMERCIAL LINES PROFITABILITY MEASURES [1]
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Net premiums written									
Auto	$ 4,746	$ 4,588	$ 4,535	$ 4,347	$ 4,490	$ 4,375	$ 4,292	$ 13,869	$ 13,157
Homeowners	1,879	1,819	1,379	1,598	1,831	1,765	1,342	5,077	4,938
Landlord	143	138	128	140	147	137	126	409	410
Renter	84	73	67	64	79	72	59	224	210
Condominium	64	63	51	57	62	61	48	178	171
Other	138	150	111	115	138	146	118	399	402
Other personal lines	429	424	357	376	426	416	351	1,210	1,193
Commercial lines	124	138	128	126	122	130	116	390	368
Total	7,178	6,969	6,399	6,447	6,869	6,686	6,101	20,546	19,656
Net premiums earned									
Auto	$ 4,597	$ 4,524	$ 4,432	$ 4,376	$ 4,352	$ 4,297	$ 4,209	$ 13,553	$ 12,858
Homeowners	1,663	1,645	1,631	1,625	1,616	1,594	1,580	4,939	4,790
Other personal lines	396	395	391	390	389	387	385	1,182	1,161
Commercial lines	128	128	125	125	120	121	110	381	351
Total	6,784	6,692	6,579	6,516	6,477	6,399	6,284	20,055	19,160
Incurred losses									
Auto	$ 3,455	$ 3,431	$ 3,175	$ 3,103	$ 2,964	$ 3,011	$ 2,858	$ 10,061	$ 8,833
Homeowners	820	1,147	894	634	930	1,212	994	2,861	3,136
Other personal lines	241	259	244	223	229	226	279	744	734
Commercial lines	97	105	98	88	72	78	81	300	231
Total	4,613	4,942	4,411	4,048	4,195	4,527	4,212	13,966	12,934
Expenses									
Auto	$ 1,086	$ 1,155	$ 1,113	$ 1,140	$ 1,088	$ 1,089	$ 1,075	$ 3,354	$ 3,252
Homeowners	385	372	389	399	382	359	385	1,146	1,126
Other personal lines	109	105	105	118	103	105	108	319	316
Commercial lines	36	40	38	41	38	35	34	114	107
Total	1,616	1,672	1,645	1,698	1,611	1,588	1,602	4,933	4,801
Underwriting income (loss)									
Auto	$ 56	$ (62)	$ 144	$ 133	$ 300	$ 197	$ 276	$ 138	$ 773
Homeowners	458	126	348	592	304	23	201	932	528
Other personal lines	46	31	42	49	57	56	(2)	119	111
Commercial lines	(5)	(17)	(11)	(4)	10	8	(5)	(33)	13
Total	555	78	523	770	671	284	470	1,156	1,425
Loss ratio	68.0	73.8	67.1	62.1	64.7	70.8	67.0	69.6	67.5
Expense ratio	23.8	25.0	25.0	26.1	24.9	24.8	25.5	24.6	25.1
Combined ratio	91.8	98.8	92.1	88.2	89.6	95.6	92.5	94.2	92.6
Effect of catastrophe losses on combined ratio	3.7	10.9	4.2	1.4	7.0	13.3	6.5	6.3	9.0
Effect of prior year reserve reestimates on combined ratio	(0.2)	0.3	0.7	(1.0)	(1.3)	(0.1)	(0.2)	0.2	(0.5)
Underlying combined ratio	88.3	87.7	87.1	87.8	84.0	82.9	86.2	87.7	84.3
Effect of catastrophe losses	3.7	10.9	4.2	1.4	7.0	13.3	6.5	6.3	9.0
Effect of prior year non-catastrophe reserve reestimates	(0.2)	0.2	0.8	(1.0)	(1.4)	(0.6)	(0.2)	0.2	(0.7)
Combined ratio	91.8	98.8	92.1	88.2	89.6	95.6	92.5	94.2	92.6
Policies in Force (in thousands)									
Auto	20,367	20,258	20,036	19,916	19,751	19,605	19,413	20,367	19,751
Homeowners	6,163	6,141	6,114	6,106	6,082	6,069	6,063	6,163	6,082
Other personal lines	4,208	4,170	4,135	4,107	4,084	4,052	4,032	4,208	4,084
Commercial lines	328	330	326	325	320	313	305	328	320
Excess and surplus	26	26	27	27	26	25	23	26	26
Total	31,092	30,925	30,638	30,481	30,263	30,064	29,836	31,092	30,263

[1] Allstate Personal Lines comprise Allstate brand auto, homeowners, other personal lines and commercial lines. Allstate Protection segment comprises Allstate Personal Lines and Emerging Businesses. Effective third quarter 2015, commercial lines was moved into Allstate Personal Lines from Emerging Businesses. Prior periods have been adjusted accordingly.

35

THE ALLSTATE CORPORATION

EMERGING BUSINESSES - ESURANCE, ENCOMPASS, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES [1]

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Net premiums written									
Esurance	$ 423	$ 371	$ 441	$ 359	$ 408	$ 340	$ 406	$ 1,235	$ 1,154
Encompass	331	338	282	310	343	341	286	951	970
Allstate Roadside Services	87	88	91	86	96	94	97	266	287
Allstate Dealer Services	118	111	93	90	89	86	79	322	254
Other business lines	205	199	184	176	185	180	176	588	541
Total	959	908	907	845	936	861	868	2,774	2,665
Net premiums earned									
Esurance	$ 399	$ 402	$ 387	$ 381	$ 373	$ 366	$ 343	$ 1,188	$ 1,082
Encompass	319	318	319	317	318	308	304	956	930
Other business lines	148	137	141	140	138	131	133	426	402
Total	866	857	847	838	829	805	780	2,570	2,414
Incurred losses									
Esurance	$ 290	$ 304	$ 299	$ 302	$ 285	$ 276	$ 260	$ 893	$ 821
Encompass	233	273	213	200	254	273	221	719	748
Other business lines	71	66	69	65	70	64	63	206	197
Total	594	643	581	567	609	613	544	1,818	1,766
Expenses									
Esurance	$ 135	$ 139	$ 157	$ 138	$ 150	$ 135	$ 176	$ 431	$ 461
Encompass	90	95	92	95	95	94	91	277	280
Other business lines	61	63	69	63	63	52	62	193	177
Answer Financial	1	3	2	4	4	3	2	6	9
Total	287	300	320	300	312	284	331	907	927
Underwriting income (loss)									
Esurance	$ (26)	$ (41)	$ (69)	$ (59)	$ (62)	$ (45)	$ (93)	$ (136)	$ (200)
Encompass	(4)	(50)	14	22	(31)	(59)	(8)	(40)	(98)
Other business lines	16	8	3	12	5	15	8	27	28
Answer Financial	(1)	(3)	(2)	(4)	(4)	(3)	(2)	(6)	(9)
Total	(15)	(86)	(54)	(29)	(92)	(92)	(95)	(155)	(279)
Loss ratio	68.6	75.0	68.6	67.7	73.5	76.1	69.8	70.7	73.2
Expense ratio	33.1	35.0	37.8	35.8	37.6	35.3	42.4	35.3	38.4
Combined ratio	101.7	110.0	106.4	103.5	111.1	111.4	112.2	106.0	111.6
Effect of catastrophe losses on combined ratio	2.3	7.8	2.4	0.8	7.1	10.3	4.5	4.2	7.3
Effect of prior year reserve reestimates on combined ratio	1.5	0.1	(1.3)	(1.2)	(1.1)	(0.2)	(0.6)	0.1	(0.7)
Effect of amortization of purchased intangible assets	1.4	1.5	1.4	2.1	2.1	2.1	2.2	1.4	2.2
Underlying combined ratio	96.8	100.7	103.5	101.9	103.1	99.4	106.0	100.3	102.8
Effect of catastrophe losses	2.3	7.8	2.4	0.8	7.1	10.3	4.5	4.2	7.3
Effect of prior year non-catastrophe reserve reestimates	1.2	-	(0.9)	(1.3)	(1.2)	(0.4)	(0.5)	0.1	(0.7)
Effect of amortization of purchased intangible assets	1.4	1.5	1.4	2.1	2.1	2.1	2.2	1.4	2.2
Combined ratio	101.7	110.0	106.4	103.5	111.1	111.4	112.2	106.0	111.6
Policies in Force (in thousands)									
Esurance	1,503	1,522	1,527	1,470	1,449	1,431	1,402	1,503	1,449
Encompass	1,207	1,240	1,259	1,277	1,280	1,276	1,261	1,207	1,280
Other business lines	920	937	941	948	958	972	991	920	958
Total	3,630	3,699	3,727	3,695	3,687	3,679	3,654	3,630	3,687

[1] Emerging businesses include Esurance, Encompass, Allstate Roadside Services, Allstate Dealer Services, Ivantage and Answer Financial. Effective third quarter 2015, commercial lines was moved into Allstate Personal Lines from Emerging Businesses. Prior periods have been adjusted accordingly.

36

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL RESULTS [(1)]
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Premiums	$ 329	$ 326	$ 328	$ 312	$ 308	$ 312	$ 327	$ 983	$ 947
Contract charges	209	210	209	208	204	206	280	628	690
Net investment income	491	489	484	480	473	538	640	1,464	1,651
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	-	(1)	-	-	(1)
Contract benefits	(460)	(446)	(441)	(431)	(433)	(413)	(488)	(1,347)	(1,334)
Interest credited to contractholder funds	(191)	(191)	(192)	(199)	(200)	(208)	(291)	(574)	(699)
Amortization of deferred policy acquisition costs	(61)	(62)	(69)	(60)	(56)	(65)	(74)	(192)	(195)
Operating costs and expenses	(112)	(118)	(123)	(121)	(115)	(112)	(118)	(353)	(345)
Restructuring and related charges	(1)	(2)	-	-	1	(1)	(2)	(3)	(2)
Income tax expense on operations	(66)	(67)	(62)	(61)	(57)	(91)	(85)	(195)	(233)
Operating income	138	139	134	128	125	165	189	411	479
Realized capital gains and losses, after-tax	125	38	72	81	19	(6)	-	235	13
Valuation changes on embedded derivatives that are not hedged, after-tax	(2)	4	(5)	(3)	2	(3)	(11)	(3)	(12)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(2)	-	-	(3)	-	-	(3)	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	1	-	-	1
Gain (loss) on disposition of operations, after-tax	2	-	(1)	2	(27)	(12)	(16)	1	(55)
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	(17)	-	-	-	-	(17)	-
Net income available to common shareholders	$ 262	$ 179	$ 183	$ 208	$ 116	$ 145	$ 162	$ 624	$ 423

(1) Refer to page 38 for further details related to the impact of LBL on comparison of Allstate Financial results.

37

THE ALLSTATE CORPORATION
IMPACT OF LBL ON COMPARISON OF ALLSTATE FINANCIAL RESULTS [(1)]
($ in millions)

	Nine months ended				
	Sept. 30, 2015	Sept. 30, 2014	Change	Q1 2014 LBL results	Change excl.LBL
Premiums and contract charges	$ 1,611	$ 1,637	$ (26)	$ 85	$ 59
Net investment income	1,464	1,651	(187)	126	(61)
Periodic settlements and accruals on non-hedge derivative instruments	-	(1)	1	-	1
Contract benefits	(1,347)	(1,334)	(13)	(65)	(78)
Interest credited to contractholder funds	(574)	(699)	125	(80)	45
Amortization of deferred policy acquisition costs	(192)	(195)	3	(6)	(3)
Operating costs and expenses	(353)	(345)	(8)	(8)	(16)
Restructuring and related charges	(3)	(2)	(1)	-	(1)
Income tax expense on operations	(195)	(233)	38	(18)	20
Operating income	411	479	(68)	34	(34)
Realized capital gains and losses, after-tax	235	13	222	-	222
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(12)	9	(6)	3
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(3)	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	1	(1)	-	(1)
Gain (loss) on disposition of operations, after-tax	1	(55)	56	-	56
Change in accounting for investments in qualified affordable housing projects, after-tax	(17)	-	(17)	-	(17)
Net income available to common shareholders	$ 624	$ 423	$ 201	$ 28	$ 229

(1) As a result of our LBL disposition on April 1, 2014, Allstate Financial results no longer include LBL beginning in the second quarter of 2014. To assist with comparison of Allstate Financial results between periods, results of LBL's business for the first quarter of 2014 were excluded in this presentation.

38

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended						
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Return on Attributed Equity							
Numerator:							
Net income available to common shareholders [(1)]	$ 832	$ 686	$ 652	$ 631	$ 542	$ 66	$ 111
Denominator:							
Beginning attributed equity [(2)]	$ 7,356	$ 7,262	$ 7,812	$ 7,273	$ 7,819	$ 8,224	$ 8,617
Ending attributed equity	7,475	7,621	7,920	7,672	7,356	7,262	7,812
Average attributed equity [(3)]	$ 7,416	$ 7,442	$ 7,866	$ 7,473	$ 7,588	$ 7,743	$ 8,215
Return on attributed equity	11.2 %	9.2 %	8.3 %	8.4 %	7.1 %	0.9 %	1.4 %
Operating Income Return on Attributed Equity							
Numerator:							
Operating income [(1)]	$ 539	$ 526	$ 552	$ 607	$ 639	$ 641	$ 633
Denominator:							
Beginning attributed equity [(2)]	$ 7,356	$ 7,262	$ 7,812	$ 7,273	$ 7,819	$ 8,224	$ 8,617
Unrealized net capital gains and losses	1,305	1,285	1,280	946	1,076	1,120	1,702
Adjusted beginning attributed equity	6,051	5,977	6,532	6,327	6,743	7,104	6,915
Ending attributed equity	7,475	7,621	7,920	7,672	7,356	7,262	7,812
Unrealized net capital gains and losses	722	1,030	1,499	1,420	1,305	1,285	1,280
Adjusted ending attributed equity	6,753	6,591	6,421	6,252	6,051	5,977	6,532
Average adjusted attributed equity [(3)]	$ 6,402	$ 6,284	$ 6,477	$ 6,290	$ 6,397	$ 6,541	$ 6,724
Operating income return on attributed equity	8.4 %	8.4 %	8.5 %	9.7 %	10.0 %	9.8 %	9.4 %

(1) Net income available to common shareholders and operating income reflect a trailing twelve-month period.
(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.
(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

39

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT									
Underwritten Products									
Traditional life insurance premiums	$ 135	$ 131	$ 132	$ 133	$ 126	$ 125	$ 127	$ 398	$ 378
Accident and health insurance premiums	194	195	196	180	182	187	195	585	564
Interest-sensitive life insurance contract charges	205	207	206	203	200	202	274	618	676
	534	533	534	516	508	514	596	1,601	1,618
Annuities									
Immediate annuities with life contingencies premiums	-	-	-	(1)	-	-	5	-	5
Other fixed annuity contract charges	4	3	3	5	4	4	6	10	14
	4	3	3	4	4	4	11	10	19
Total	$ 538	$ 536	$ 537	$ 520	$ 512	$ 518	$ 607	$ 1,611	$ 1,637
PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL									
Allstate agencies	$ 300	$ 297	$ 297	$ 294	$ 288	$ 285	$ 291	$ 894	$ 864
Workplace enrolling agents	212	209	210	198	198	203	204	631	605
Other [1]	26	30	30	28	26	30	112	86	168
Total	$ 538	$ 536	$ 537	$ 520	$ 512	$ 518	$ 607	$ 1,611	$ 1,637
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE [2]									
Underwritten Products									
Traditional life insurance premiums	$ -	$ -	$ -	$ -	$ -	$ -	$ 6	$ -	$ 6
Accident and health insurance premiums	-	-	-	-	-	-	6	-	6
Interest-sensitive life insurance contract charges	-	-	-	-	-	-	71	-	71
	-	-	-	-	-	-	83	-	83
Annuities									
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	-	-	-	-	-	2	-	2
	-	-	-	-	-	-	2	-	2
Total	$ -	$ -	$ -	$ -	$ -	$ -	$ 85	$ -	$ 85
PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES [3] [5]	16,402	34,494	30,091	38,576	31,974	30,267	27,697	80,987	89,938
ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS [4]	$ 69	$ 64	$ 65	$ 183	$ 63	$ 58	$ 52	$ 198	$ 173

(1) Primarily represents independent master brokerage agencies and specialized brokers.
(2) Amounts are included in section above. On April 1, 2014, the sale of LBL was completed.
(3) Policies sold reduced by lapses within twelve months of sale.
(4) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.
(5) Beginning on August 1, 2015, sales are measured at policy issuance rather than application submission. This change led to a lag in the recognition of policies sold which impacted the third quarter 2015 results.

40

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Contractholders funds, beginning balance	$ 21,968	$ 22,267	$ 22,529	$ 22,848	$ 23,472	$ 23,989	$ 24,304	$ 22,529	$ 24,304
Contractholders funds classified as held for sale, beginning balance	-	-	-	-	-	10,661	10,945	-	10,945
Total contractholders funds, including those classified as held for sale	21,968	22,267	22,529	22,848	23,472	34,650	35,249	22,529	35,249
Deposits									
Interest-sensitive life insurance	251	253	249	248	247	246	318	753	811
Fixed annuities	56	53	51	43	48	56	127	160	231
Total deposits	307	306	300	291	295	302	445	913	1,042
Interest credited	193	185	199	202	197	212	308	577	717
Benefits, withdrawals, maturities and other adjustments									
Benefits	(272)	(285)	(273)	(242)	(286)	(289)	(380)	(830)	(955)
Surrenders and partial withdrawals	(375)	(303)	(305)	(377)	(630)	(554)	(712)	(983)	(1,896)
Maturities of and interest payments on institutional products	-	(1)	-	(1)	(1)	-	-	(1)	(1)
Contract charges	(205)	(203)	(203)	(204)	(197)	(199)	(281)	(611)	(677)
Net transfers from separate accounts	2	2	1	1	2	1	3	5	6
Other adjustments	(59)	-	19	11	(4)	11	18	(40)	25
Total benefits, withdrawals, maturities and other adjustments	(909)	(790)	(761)	(812)	(1,116)	(1,030)	(1,352)	(2,460)	(3,498)
Contractholder funds sold in LBL disposition	-	-	-	-	-	(10,662)	-	-	(10,662)
Contractholder funds classified as held for sale, ending balance	-	-	-	-	-	-	(10,661)	-	-
Contractholder funds, ending balance	$ 21,559	$ 21,968	$ 22,267	$ 22,529	$ 22,848	$ 23,472	$ 23,989	$ 21,559	$ 22,848

41

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Benefit spread									
Premiums	$ 329	$ 326	$ 328	$ 312	$ 308	$ 312	$ 327	$ 983	$ 947
Cost of insurance contract charges [(1)]	137	138	138	136	135	135	187	413	457
Contract benefits excluding the implied interest on immediate annuities with life contingencies [(2)]	(333)	(319)	(312)	(301)	(302)	(283)	(358)	(964)	(943)
Total benefit spread	133	145	154	147	141	164	156	432	461
Investment spread									
Net investment income	491	489	484	480	473	538	640	1,464	1,651
Implied interest on immediate annuities with life contingencies [(2)]	(127)	(127)	(129)	(130)	(131)	(130)	(130)	(383)	(391)
Interest credited to contractholder funds	(194)	(185)	(199)	(202)	(198)	(212)	(307)	(578)	(717)
Total investment spread	170	177	156	148	144	196	203	503	543
Surrender charges and contract maintenance expense fees [(1)]	72	72	71	72	69	71	93	215	233
Realized capital gains and losses	194	59	111	125	28	(10)	1	364	19
Amortization of deferred policy acquisition costs	(63)	(65)	(70)	(62)	(58)	(66)	(74)	(198)	(198)
Operating costs and expenses	(112)	(118)	(123)	(121)	(115)	(112)	(118)	(353)	(345)
Restructuring and related charges	(1)	(2)	-	-	1	(1)	(2)	(3)	(2)
Gain (loss) on disposition of operations	3	1	(2)	3	(26)	(8)	(59)	2	(93)
Income tax expense	(134)	(90)	(114)	(104)	(68)	(89)	(38)	(338)	(195)
Net income available to common shareholders	$ 262	$ 179	$ 183	$ 208	$ 116	$ 145	$ 162	$ 624	$ 423
Benefit spread by product group									
Life insurance	$ 66	$ 65	$ 68	$ 72	$ 72	$ 86	$ 74	$ 199	$ 232
Accident and health insurance	90	97	107	91	99	97	102	294	298
Annuities	(23)	(17)	(21)	(16)	(30)	(19)	(20)	(61)	(69)
Total benefit spread	$ 133	$ 145	$ 154	$ 147	$ 141	$ 164	$ 156	$ 432	$ 461
Investment spread by product group									
Annuities and institutional products	$ 82	$ 77	$ 69	$ 58	$ 54	$ 98	$ 110	$ 228	$ 262
Life insurance	33	33	33	24	23	26	30	99	79
Accident and health insurance	4	4	4	4	4	4	7	12	15
Net investment income on investments supporting capital	54	57	57	65	61	72	73	168	206
Investment spread before valuation changes on embedded derivatives that are not hedged	173	171	163	151	142	200	220	507	562
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(3)	6	(7)	(3)	2	(4)	(17)	(4)	(19)
Total investment spread	$ 170	$ 177	$ 156	$ 148	$ 144	$ 196	$ 203	$ 503	$ 543
[(1)] **Reconciliation of contract charges**									
Cost of insurance contract charges	$ 137	$ 138	$ 138	$ 136	$ 135	$ 135	$ 187	$ 413	$ 457
Surrender charges and contract maintenance expense fees	72	72	71	72	69	71	93	215	233
Total contract charges	$ 209	$ 210	$ 209	$ 208	$ 204	$ 206	$ 280	$ 628	$ 690
[(2)] **Reconciliation of contract benefits**									
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (333)	$ (319)	$ (312)	$ (301)	$ (302)	$ (283)	$ (358)	$ (964)	$ (943)
Implied interest on immediate annuities with life contingencies	(127)	(127)	(129)	(130)	(131)	(130)	(130)	(383)	(391)
Total contract benefits	$ (460)	$ (446)	$ (441)	$ (431)	$ (433)	$ (413)	$ (488)	$ (1,347)	$ (1,334)

42

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended September 30, 2015			Three months ended September 30, 2014		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.1 %	3.9 %	1.2 %	5.1 %	4.0 %	1.1 %
Deferred fixed annuities and institutional products	4.2	2.9	1.3	4.5	2.8	1.7
Immediate fixed annuities with and without life contingencies	8.0	5.9	2.1	6.7	6.0	0.7
Investments supporting capital, traditional life and other products	3.8	n/a	n/a	4.3	n/a	n/a

	Nine months ended September 30, 2015			Nine months ended September 30, 2014 [(1)]		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.1 %	3.9 %	1.2 %	5.3 %	3.9 %	1.4 %
Deferred fixed annuities and institutional products	4.3	2.8	1.5	4.5	2.9	1.6
Immediate fixed annuities with and without life contingencies	7.6	5.9	1.7	7.4	6.0	1.4
Investments supporting capital, traditional life and other products	4.1	n/a	n/a	4.3	n/a	n/a

(1) For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale were included for periods prior to April 1, 2014. Investment spreads may vary significantly between periods due to the variability in investment income, particularly for immediate fixed annuities where the investment portfolio includes limited partnerships.

43

44 Twelve months ended Sept. 30, 2015 Attributed equity Reserves and excluding unrealized Sept. June March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2015 2015 2015 2014 2014 2014 2014 Underwritten products Life insurance $ 10,624 $ 2,626 $ 243 10.0% 9.3% 9.8% 11.0% 11.7% 8.9% 9.0 % Accident and health insurance 845 643 90 13.7 14.9 15.9 16.0 15.0 14.5 14.7 Subtotal 11,469 3,269 333 10.8 10.5 11.1 12.1 12.4 9.9 10.1 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,034 1,553 22 1.6 0.5 0.6 1.1 1.4 2.0 0.7 Standard structured settlements and SPIA (2) 6,974 1,118 89 9.4 8.8 8.4 10.5 12.2 16.8 13.2 Subtotal 12,008 2,671 111 4.7 3.8 3.7 4.5 5.3 7.1 5.0 Deferred Annuities 10,226 811 94 10.1 10.6 10.3 11.1 10.7 12.0 12.3 Institutional products 85 2 1 Subtotal 22,319 3,484 206 6.2 6.1 6.0 7.3 7.7 9.6 8.7 Total Allstate Financial $ 33,788 $ 6,753 $ 539 8.4 8.4 8.5 9.7 10.0 9.8 9.4 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 184 $ 69 $ 158 $ 411 Realized capital gains and losses, after-tax 14 2 219 235 Valuation changes on embedded derivatives that are not hedged, after-tax - - (3) (3) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (4) - 1 (3) Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax - - - - (Loss) gain on disposition of operations, after-tax (1) - 2 1 Change in accounting for investments in qualified affordable housing projects, after-tax (6) - (11) (17) Net income available to common shareholders $ 187 $ 71 $ 366 $ 624 (1) (2) (3) (4) (5) Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of Sept. 30, 2015 Nine months ended Sept. 30, 2015 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

45 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2015 2015 2015 2014 2014 2014 2014 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT Underwritten products Life insurance 2,459 2,456 2,448 2,434 2,432 2,436 2,588 Accident and health insurance 2,848 2,843 2,777 2,555 2,530 2,577 2,593 5,307 5,299 5,225 4,989 4,962 5,013 5,181 Annuities Deferred annuities 176 181 186 191 197 205 337 Immediate annuities 104 105 106 108 108 110 111 280 286 292 299 305 315 448 Total 5,587 5,585 5,517 5,288 5,267 5,328 5,629 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS Allstate Agencies (2) 1,917 1,911 1,904 1,902 1,898 1,895 1,938 Allstate Benefits 3,292 3,287 3,218 2,983 2,957 3,010 3,040 Other (3) 378 387 395 403 412 423 651 Total 5,587 5,585 5,517 5,288 5,267 5,328 5,629 INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE Life insurance - - - - - - 142 Deferred annuities - - - - - - 124 Total - - - - - - 266 (1) (2) (3) Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1) (in thousands) Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts. Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

THE ALLSTATE CORPORATION
ALLSTATE LIFE AND ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the nine months ended Sept. 30, 2015				For the nine months ended Sept. 30, 2014			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 374	$ -	$ 609	$ 983	$ 360	$ 5	$ 582	$ 947
Contract charges	538	10	80	628	603	14	73	690
Net investment income	362	1,049	53	1,464	403	1,194	54	1,651
Periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	-	(1)	-	(1)
Contract benefits	(560)	(453)	(334)	(1,347)	(555)	(471)	(308)	(1,334)
Interest credited to contractholder funds	(212)	(335)	(27)	(574)	(240)	(432)	(27)	(699)
Amortization of deferred policy acquisition costs	(95)	(4)	(93)	(192)	(102)	(9)	(84)	(195)
Operating costs and expenses	(159)	(29)	(165)	(353)	(173)	(21)	(151)	(345)
Restructuring and related charges	(3)	-	-	(3)	(2)	-	-	(2)
Income tax expense on operations	(73)	(80)	(42)	(195)	(91)	(93)	(49)	(233)
Operating income	172	158	81	411	203	186	90	479
Realized capital gains and losses, after-tax	13	219	3	235	3	9	1	13
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(3)	-	(3)	-	(12)	-	(12)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	1	-	(3)	(4)	1	-	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	1	-	-	1
(Loss) gain on disposition of operations, after-tax	(1)	2	-	1	(28)	(27)	-	(55)
Change in accounting for investments in qualified affordable housing projects, after-tax	(6)	(11)	-	(17)	-	-	-	-
Net income	$ 174	$ 366	$ 84	$ 624	$ 175	$ 157	$ 91	$ 423
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 372	$ -	$ 26	$ 398	$ 353	$ -	$ 25	$ 378
Accident and health insurance	2	-	583	585	7	-	557	564
Interest-sensitive life insurance contract charges	538	-	80	618	603	-	73	676
	912	-	689	1,601	963	-	655	1,618
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	5	-	5
Other fixed annuity contract charges	-	10	-	10	-	14	-	14
	-	10	-	10	-	19	-	19
Total life and annuity premiums and contract charges	$ 912	$ 10	$ 689	$ 1,611	$ 963	$ 19	$ 655	$ 1,637
Benefit Spread by Product Group								
Life Insurance	$ 181	$ -	$ 18	$ 199	$ 220	$ -	$ 12	$ 232
Accident and health insurance	(6)	-	300	294	(5)	-	303	298
Annuities	-	(61)	-	(61)	-	(69)	-	(69)
Total benefit spread	$ 175	$ (61)	$ 318	$ 432	$ 215	$ (69)	$ 315	$ 461
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 228	$ -	$ 228	$ -	$ 262	$ -	$ 262
Life insurance	93	-	6	99	71	-	8	79
Accident and health insurance	4	-	8	12	7	-	8	15
Net investment income on investments supporting capital	57	99	12	168	87	108	11	206
Investment spread before valuation changes on embedded derivatives that are not hedged	154	327	26	507	165	370	27	562
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(4)	-	(4)	-	(19)	-	(19)
Total investment spread	$ 154	$ 323	$ 26	$ 503	$ 165	$ 351	$ 27	$ 543

46

47 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2015 2015 2015 2014 2014 2014 2014 2015 2014 Net investment income $ 9 $ 8 $ 8 $ 5 $ 6 $ 9 $ 7 $ 25 $ 22 Operating costs and expenses (13) (9) (5) (14) (6) (10) (8) (27) (24) Interest expense (73) (73) (73) (73) (77) (84) (87) (219) (248) Income tax benefit on operations 28 28 26 32 28 32 32 82 92 Preferred stock dividends (29) (29) (29) (29) (31) (31) (13) (87) (75) Operating loss (78) (75) (73) (79) (80) (84) (69) (226) (233) Realized capital gains and losses, after-tax - - - - - (1) 1 - - Net loss available to common shareholders $ (78) $ (75) $ (73) $ (79) $ (80) $ (85) $ (68) $ (226) $ (233) THE ALLSTATE CORPORATION CORPORATE AND OTHER RESULTS ($ in millions) Nine months endedThree months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

PROPERTY-LIABILITY

	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Fixed income securities, at fair value:					
Tax-exempt	$ 4,289	$ 4,418	$ 4,362	$ 4,138	$ 4,288
Taxable	24,868	25,192	25,674	26,696	27,078
Equity securities, at fair value	2,808	3,018	3,074	3,076	3,053
Mortgage loans	339	343	333	370	372
Limited partnership interests	2,558	2,466	2,571	2,498	2,411
Short-term, at fair value	1,692	1,108	932	822	1,328
Other	1,659	1,602	1,536	1,483	1,401
Total	$ 38,213	$ 38,147	$ 38,482	$ 39,083	$ 39,931
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,214	$ 4,362	$ 4,276	$ 4,054	$ 4,181
Taxable	24,883	24,990	25,181	26,376	26,715
Ratio of fair value to amortized cost	100.2%	100.9%	102.0%	101.3%	101.5%
Equity securities, cost	$ 2,656	$ 2,699	$ 2,706	$ 2,723	$ 2,745
Short-term, amortized cost	1,692	1,108	932	822	1,328

ALLSTATE FINANCIAL

	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Fixed income securities, at fair value:					
Tax-exempt	$ 17	$ 23	$ 28	$ 75	$ 39
Taxable	26,583	27,768	28,798	29,007	28,984
Equity securities, at fair value	1,425	979	1,089	1,028	1,282
Mortgage loans	4,063	4,000	3,943	3,818	3,771
Limited partnership interests	2,261	2,066	2,124	2,024	1,933
Short-term, at fair value	991	1,053	948	1,026	880
Other	1,929	1,909	1,860	1,831	1,718
Total	$ 37,269	$ 37,798	$ 38,790	$ 38,809	$ 38,607
Fixed income securities, amortized cost:					
Tax-exempt	$ 17	$ 24	$ 28	$ 74	$ 39
Taxable	25,335	26,091	26,245	26,668	26,785
Ratio of fair value to amortized cost	104.9%	106.4%	109.7%	108.8%	108.2%
Equity securities, cost	$ 1,464	$ 947	$ 1,043	$ 969	$ 1,132
Short-term, amortized cost	991	1,053	948	1,026	880

CORPORATE AND OTHER

	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Fixed income securities, at fair value:					
Tax-exempt	$ 589	$ 569	$ 568	$ 564	$ 561
Taxable	1,911	1,960	1,973	1,960	1,363
Equity securities, at fair value	3	3	3	-	-
Mortgage loans	-	-	-	-	-
Limited partnership interests	4	4	4	5	4
Short-term, at fair value	353	660	617	692	255
Other	-	-	-	-	-
Total	$ 2,860	$ 3,196	$ 3,165	$ 3,221	$ 2,183
Fixed income securities, amortized cost:					
Tax-exempt	$ 569	$ 551	$ 547	$ 543	$ 536
Taxable	1,900	1,953	1,958	1,957	1,360
Ratio of fair value to amortized cost	101.3%	101.0%	101.4%	101.0%	101.5%
Equity securities, cost	$ 3	$ 3	$ 3	$ -	$ -
Short-term, amortized cost	353	660	617	692	255

CONSOLIDATED

	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014
Fixed income securities, at fair value:					
Tax-exempt	$ 4,895	$ 5,010	$ 4,958	$ 4,777	$ 4,888
Taxable	53,362	54,920	56,445	57,663	57,425
Equity securities, at fair value	4,236	4,000	4,166	4,104	4,335
Mortgage loans	4,402	4,343	4,276	4,188	4,143
Limited partnership interests	4,823	4,536	4,699	4,527	4,348
Short-term, at fair value	3,036	2,821	2,497	2,540	2,463
Other	3,588	3,511	3,396	3,314	3,119
Total	$ 78,342	$ 79,141	$ 80,437	$ 81,113	$ 80,721
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,800	$ 4,937	$ 4,851	$ 4,671	$ 4,756
Taxable	52,118	53,034	53,384	55,001	54,860
Ratio of fair value to amortized cost	102.4%	103.4%	105.4%	104.6%	104.5%
Equity securities, cost	$ 4,123	$ 3,649	$ 3,752	$ 3,692	$ 3,877
Short-term, amortized cost	3,036	2,821	2,497	2,540	2,463

48

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INVESTMENTS
($ in millions)

	As of or for the three months ended						
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Investment position							
Accounting basis							
Cost method	$ 1,148	$ 1,130	$ 1,137	$ 1,122	$ 1,144	$ 1,157	$ 1,346
Equity method ("EMA") [(1)]	3,675	3,406	3,562	3,405	3,204	3,152	3,678
Total	$ 4,823	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Cost method-fair value [(2)]	$ 1,506	$ 1,482	$ 1,494	$ 1,488	$ 1,555	$ 1,577	$ 1,764
Underlying investment							
Private equity / debt funds	$ 3,282	$ 3,012	$ 2,969	$ 2,756	$ 2,759	$ 2,631	$ 2,674
Real estate funds	1,160	1,164	1,366	1,413	1,425	1,517	1,577
Other [(3)]	381	360	364	358	164	161	773
Total	$ 4,823	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Segment							
Property-Liability	$ 2,558	$ 2,466	$ 2,571	$ 2,498	$ 2,411	$ 2,438	$ 2,900
Allstate Financial	2,261	2,066	2,124	2,024	1,933	1,866	2,121
Corporate and Other	4	4	4	5	4	5	3
Total	$ 4,823	$ 4,536	$ 4,699	$ 4,527	$ 4,348	$ 4,309	$ 5,024
Total Income							
Accounting basis							
Cost method	$ 63	$ 75	$ 42	$ 60	$ 25	$ 66	$ 50
Equity method	104	43	156	55	137	129	92
Total	$ 167	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142
Underlying investment							
Private equity / debt funds	$ 162	$ 113	$ 80	$ 96	$ 66	$ 123	$ 106
Real estate funds	5	10	123	25	93	55	38
Other	-	(5)	(5)	(6)	3	17	(2)
Total	$ 167	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142
Segment							
Property-Liability	$ 62	$ 45	$ 126	$ 57	$ 112	$ 102	$ 75
Allstate Financial	105	73	72	58	51	91	67
Corporate and Other	-	-	-	-	(1)	2	-
Total	$ 167	$ 118	$ 198	$ 115	$ 162	$ 195	$ 142

(1) As of September 30, 2015, valuations of EMA limited partnerships include approximately $404 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3) For the period ended March 31, 2014, other included tax credit funds.

49

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	September 30, 2015			June 30, 2015			March 31, 2015		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]
Fixed income securities									
U.S. government and agencies	$ 118	$ 3,760	103.2	$ 109	$ 3,936	102.8	$ 134	$ 4,106	103.4
Municipal	412	7,494	105.8	483	8,594	106.0	670	8,713	108.3
Corporate	632	41,629	101.5	1,164	42,317	102.8	2,120	42,375	105.3
Foreign government	59	1,085	105.8	66	1,324	105.2	85	1,375	106.6
Asset-backed securities ("ABS")	(16)	2,711	99.4	(5)	2,076	99.8	8	3,055	100.3
Residential mortgage-backed securities ("RMBS")	98	1,011	110.7	101	1,083	110.3	105	1,154	110.0
Commercial mortgage-backed securities ("CMBS")	32	542	106.3	37	575	106.9	42	600	107.5
Redeemable preferred stock	4	25	119.0	4	25	119.0	4	25	119.0
Total fixed income securities	1,339	58,257	102.4	1,959	59,930	103.4	3,168	61,403	105.4
Equity securities	113	4,236	102.7	351	4,000	109.6	414	4,166	111.0
Short-term investments	-	3,036	100.0	-	2,821	100.0	-	2,497	100.0
Derivatives	7	29	n/a	3	60	n/a	3	79	n/a
EMA limited partnership interests [(2)]	(5)	n/a	n/a	(5)	n/a	n/a	(4)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,454			2,308			3,581		
Amounts recognized for:									
Insurance reserves [(3)]	-			-			(79)		
DAC and DSI [(4)]	(98)			(121)			(212)		
Amounts recognized	(98)			(121)			(291)		
Deferred income taxes	(477)			(768)			(1,153)		
Unrealized net capital gains and losses, after-tax	$ 879			$ 1,419			$ 2,137		

	December 31, 2014			September 30, 2014			June 30, 2014		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [(1)]
Fixed income securities									
U.S. government and agencies	$ 136	$ 4,328	103.2	$ 128	$ 4,309	103.1	$ 146	$ 4,853	103.1
Municipal	620	8,497	107.9	557	8,535	107.0	552	8,561	106.9
Corporate	1,758	42,144	104.4	1,742	41,071	104.4	2,185	41,467	105.6
Foreign government	102	1,645	106.6	96	1,693	106.0	107	1,676	106.8
ABS	7	3,978	100.2	18	4,709	100.4	40	3,943	101.0
RMBS	99	1,207	108.9	104	1,289	108.8	99	1,362	107.8
CMBS	42	615	107.3	48	681	107.6	54	746	107.8
Redeemable preferred stock	4	26	118.2	4	26	118.2	4	26	118.2
Total fixed income securities	2,768	62,440	104.6	2,697	62,313	104.5	3,187	62,634	105.4
Equity securities	412	4,104	111.2	458	4,335	111.8	736	5,394	115.8
Short-term investments	-	2,540	100.0	-	2,463	100.0	-	2,914	100.0
Derivatives	(2)	92	n/a	(8)	73	n/a	(19)	103	n/a
EMA limited partnership interests [(2)]	(5)	n/a	n/a	(5)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,173			3,142			3,899		
Amounts recognized for:									
Insurance reserves [(3)]	(28)			(169)			(399)		
DAC and DSI [(4)]	(179)			(158)			(189)		
Amounts recognized	(207)			(327)			(588)		
Deferred income taxes	(1,040)			(988)			(1,161)		
Unrealized net capital gains and losses, after-tax	$ 1,926			$ 1,827			$ 2,150		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interest represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

50

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
NET INVESTMENT INCOME									
Fixed income securities	$ 546	$ 567	$ 568	$ 577	$ 581	$ 584	$ 705	$ 1,681	$ 1,870
Equity securities	23	31	23	26	28	35	28	77	91
Mortgage loans	53	57	55	59	54	71	81	165	206
Limited partnership interests	167	118	198	115	162	195	142	483	499
Short-term	4	3	1	2	1	3	1	8	5
Other	49	49	45	43	41	44	42	143	127
Subtotal	842	825	890	822	867	932	999	2,557	2,798
Less: Investment expense	(35)	(36)	(40)	(43)	(44)	(34)	(40)	(111)	(118)
Net investment income	$ 807	$ 789	$ 850	$ 779	$ 823	$ 898	$ 959	$ 2,446	$ 2,680
PRE-TAX YIELDS [(1)]									
Fixed income securities	3.8 %	3.9 %	3.9 %	3.9 %	3.9 %	4.0 %	4.1 %	3.9 %	4.0 %
Equity securities	2.4	3.4	2.5	2.7	2.6	3.1	2.5	2.7	2.8
Mortgage loans	4.8	5.3	5.2	5.7	5.2	6.6	5.4	5.1	5.7
Limited partnership interests	14.4	10.1	17.2	10.4	15.0	16.7	11.4	13.9	14.3
Total portfolio	4.4	4.3	4.6	4.2	4.4	4.7	4.5	4.4	4.5
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE									
Impairment write-downs	$ (47)	$ (11)	$ (19)	$ (20)	$ 10	$ (6)	$ (16)	$ (77)	$ (12)
Change in intent write-downs	(127)	(32)	(30)	(46)	(63)	(39)	(65)	(189)	(167)
Net other-than-temporary impairment losses recognized in earnings	(174)	(43)	(49)	(66)	(53)	(45)	(81)	(266)	(179)
Sales and other	183	146	216	183	355	290	147	545	792
Valuation and settlements of derivative instruments	24	5	(28)	(11)	(8)	(5)	(12)	1	(25)
Total	$ 33	$ 108	$ 139	$ 106	$ 294	$ 240	$ 54	$ 280	$ 588
TOTAL RETURN ON INVESTMENT PORTFOLIO [(2)]	- %	(0.6) %	1.7 %	1.1 %	0.4 %	2.2 %	2.1 %	1.2 %	4.7 %
AVERAGE INVESTMENT BALANCES (in billions) [(3)]	$ 76.9	$ 76.8	$ 77.4	$ 77.7	$ 78.1	$ 78.5	$ 78.5	$ 77.1	$ 78.3

(1) Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014.

(2) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014.

51

52 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2015 2015 2015 2014 2014 2014 2014 2015 2014 NET INVESTMENT INCOME Fixed income securities: Tax-exempt $ 24 $ 26 $ 25 $ 26 $ 27 $ 29 $ 31 $ 75 $ 87 Taxable 197 195 190 191 189 183 184 582 556 Equity securities 16 23 18 22 21 29 23 57 73 Mortgage loans 4 3 4 4 4 4 5 11 13 Limited partnership interests (1) 62 45 126 57 112 102 75 233 289 Short-term 3 1 1 1 - 2 1 5 3 Other 20 20 17 17 15 19 14 57 48 Subtotal 326 313 381 318 368 368 333 1,020 1,069 Less: Investment expense (19) (21) (23) (24) (24) (17) (21) (63) (62) Net investment income $ 307 $ 292 $ 358 $ 294 $ 344 $ 351 $ 312 $ 957 $ 1,007 Net investment income, after-tax $ 209 $ 199 $ 242 $ 201 $ 234 $ 240 $ 215 $ 650 $ 689 PRE-TAX YIELDS (2) Fixed income securities: Tax-exempt 2.3% 2.3% 2.4% 2.5% 2.6% 2.7% 2.7% 2.4% 2.6 % Equivalent yield for tax-exempt 3.4 3.4 3.5 3.6 3.8 3.9 3.9 3.5 3.8 Taxable 3.2 3.1 2.9 2.9 2.9 3.0 3.1 3.1 3.0 Equity securities 2.5 3.4 2.6 3.2 2.7 3.2 2.5 2.8 2.8 Mortgage loans 4.0 4.1 4.5 4.1 4.1 4.9 4.3 4.2 4.4 Limited partnership interests 10.1 7.0 19.9 9.3 18.4 15.3 10.3 12.3 14.4 Total portfolio 3.5 3.3 4.0 3.3 3.8 3.9 3.5 3.6 3.7 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE Fixed income securities: Tax-exempt $ 2 $ 1 $ 2 $ 2 $ 2 $ 8 $ 4 $ 5 $ 14 Taxable (42) 13 10 9 22 49 36 (19) 107 Equity securities (92) 32 46 (15) 218 225 20 (14) 463 Limited partnership interests (35) (1) 2 2 31 (23) 7 (34) 15 Derivatives and other 6 4 (32) (18) (7) (9) (14) (22) (30) Total $ (161) $ 49 $ 28 $ (20) $ 266 $ 250 $ 53 $ (84) $ 569 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE Impairment write-downs $ (30) $ (6) $ (12) $ (11) $ 8 $ (6) $ (12) $ (48) $ (10) Change in intent write-downs (77) (28) (27) (42) (42) (25) (60) (132) (127) Net other-than-temporary impairment losses recognized in earnings (107) (34) (39) (53) (34) (31) (72) (180) (137) Sales and other (4) (63) 77 99 49 312 289 139 113 740 Valuation and settlements of derivative instruments 9 6 (32) (16) (12) (8) (14) (17) (34) Total $ (161) $ 49 $ 28 $ (20) $ 266 $ 250 $ 53 $ (84) $ 569 AVERAGE INVESTMENT BALANCES (in billions) (3) $ 37.8 $ 37.6 $ 37.9 $ 38.7 $ 38.8 $ 38.0 $ 38.1 $ 37.9 $ 38.4 (1) (2) (3) (4) Sales and other primarily included sales of equity securities in connection with ongoing portfolio management, as well as losses from valuation changes in public securities held in certain limited partnerships. As of September 30, 2015, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.22 billion. Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. THE ALLSTATE CORPORATION PROPERTY-LIABILITY NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Nine months endedThree months ended

53 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2015 2015 2015 2014 2014 2014 2014 2015 2014 NET INVESTMENT INCOME Fixed income securities $ 314 $ 338 $ 344 $ 353 $ 359 $ 365 $ 484 $ 996 $ 1,208 Equity securities 7 8 5 4 7 6 5 20 18 Mortgage loans 49 54 51 55 50 67 76 154 193 Limited partnership interests (1) 105 73 72 58 51 91 67 250 209 Short-term 1 1 - 1 - 1 - 2 1 Other 29 28 27 25 25 24 26 84 75 Subtotal 505 502 499 496 492 554 658 1,506 1,704 Less: Investment expense (14) (13) (15) (16) (19) (16) (18) (42) (53) Net investment income $ 491 $ 489 $ 484 $ 480 $ 473 $ 538 $ 640 $ 1,464 $ 1,651 Net investment income, after-tax $ 319 $ 318 $ 315 $ 313 $ 307 $ 350 $ 416 $ 952 $ 1,073 PRE-TAX YIELDS (2) Fixed income securities 4.9% 5.1% 5.2% 5.3% 5.3% 5.3% 5.4% 5.1% 5.3 % Equity securities 2.1 3.4 2.1 1.6 2.3 2.7 2.4 2.4 2.5 Mortgage loans 4.9 5.5 5.2 5.8 5.3 6.8 5.5 5.2 5.9 Limited partnership interests 19.4 14.0 13.8 11.8 10.9 18.2 12.8 15.7 14.0 Total portfolio 5.6 5.6 5.5 5.5 5.4 5.9 5.7 5.6 5.7 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE Fixed income securities $ 261 $ 46 $ 68 $ (3) $ (1) $ 5 $ (4) $ 375 $ - Equity securities (58) 16 32 123 (5) 14 2 (10) 11 Mortgage loans 1 1 - (1) 2 (2) 3 2 3 Limited partnership interests (20) (2) 4 1 28 (28) (5) (18) (5) Derivatives and other 10 (2) 7 5 4 1 5 15 10 Total $ 194 $ 59 $ 111 $ 125 $ 28 $ (10) $ 1 $ 364 $ 19 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE Impairment write-downs $ (17) $ (5) $ (7) $ (9) $ 2 $ - $ (4) $ (29) $ (2) Change in intent write-downs (50) (4) (3) (4) (21) (14) (5) (57) (40) Net other-than-temporary impairment losses recognized in earnings (67) (9) (10) (13) (19) (14) (9) (86) (42) Sales and other (4) 246 69 117 133 43 1 8 432 52 Valuation and settlements of derivative instruments 15 (1) 4 5 4 3 2 18 9 Total $ 194 $ 59 $ 111 $ 125 $ 28 $ (10) $ 1 $ 364 $ 19 AVERAGE INVESTMENT BALANCES (in billions) (3) $ 36.1 $ 36.1 $ 36.3 $ 36.3 $ 36.6 $ 37.3 $ 37.7 $ 36.2 $ 37.1 (1) (2) (3) (4) Sales and other primarily included sales of fixed income securities with longer maturity dates to reduce the risk of rising interest rates and equity securities in connection with ongoing portfolio management, as well as losses from valuation changes in public securities held in certain limited partnerships. As of September 30, 2015, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.25 billion. Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax yield calculation in 2014. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Amounts related to investments classified as held for sale were excluded from average investment balances calculation in 2014. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Nine months endedThree months ended

THE ALLSTATE CORPORATION
INVESTMENT RESULTS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014	Sept. 30, 2015	Sept. 30, 2014
Consolidated investment portfolio									
Interest-bearing [1]	$ 68,913	$ 70,243	$ 71,287	$ 72,201	$ 71,755	$ 72,580	$ 71,084	$ 68,913	$ 71,756
Equity/owned [2]	9,429	8,898	9,150	8,912	8,966	9,983	10,606	9,429	8,965
Total	$ 78,342	$ 79,141	$ 80,437	$ 81,113	$ 80,721	$ 82,563	$ 81,690	$ 78,342	$ 80,721
Consolidated portfolio total return [3]									
Interest-bearing	0.4 %	(0.8) %	1.4 %	0.9 %	0.2 %	1.8 %	1.7 %	1.1 %	3.7 %
Equity/owned	(0.3)	0.2	0.4	0.2	0.2	0.4	0.4	0.2	1.2
Investment expenses	(0.1)	-	(0.1)	-	-	-	-	(0.1)	(0.2)
Total	-	(0.6)	1.7	1.1	0.4	2.2	2.1	1.2	4.7
Consolidated portfolio total return [3]									
Income	1.0 %	1.0 %	1.0 %	1.0 %	1.0 %	1.1 %	1.1 %	3.0 %	3.1 %
Valuation	(1.0)	(1.6)	0.7	0.1	(0.6)	1.1	1.0	(1.8)	1.6
Total	-	(0.6)	1.7	1.1	0.4	2.2	2.1	1.2	4.7
Consolidated net investment income									
Interest-bearing	$ 646	$ 670	$ 664	$ 675	$ 672	$ 695	$ 824	$ 1,980	$ 2,191
Equity/owned	196	155	226	147	195	237	175	577	607
Investment expenses	(35)	(36)	(40)	(43)	(44)	(34)	(40)	(111)	(118)
Total	$ 807	$ 789	$ 850	$ 779	$ 823	$ 898	$ 959	$ 2,446	$ 2,680
Consolidated Interest-bearing pre-tax yield [4]	3.8 %	3.9 %	3.9 %	3.9 %	3.9 %	4.0 %	4.1 %	3.9 %	4.0 %
Property-Liability net investment income									
Interest-bearing excluding prepayment premiums and litigation proceeds	$ 240	$ 233	$ 226	$ 225	$ 223	$ 219	$ 219	$ 699	$ 661
Prepayment premiums and litigation proceeds	4	7	7	9	8	12	13	18	33
Total Interest-bearing	244	240	233	234	231	231	232	717	694
Equity/owned	82	73	148	84	137	137	101	303	375
Less: Investment expenses	(19)	(21)	(23)	(24)	(24)	(17)	(21)	(63)	(62)
Total	307	292	358	294	344	351	312	957	1,007
Less: prepayment premiums and litigation proceeds	(4)	(7)	(7)	(9)	(8)	(12)	(13)	(18)	(33)
Total excluding prepayment premiums and litigation proceeds	$ 303	$ 285	$ 351	$ 285	$ 336	$ 339	$ 299	$ 939	$ 974
Property-Liability interest-bearing pre-tax yield	3.0 %	3.0 %	2.9 %	2.8 %	2.8 %	2.9 %	3.0 %	2.9 %	2.9 %
Property-Liability interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	2.9 %	2.9 %	2.8 %	2.7 %	2.7 %	2.8 %	2.8 %	2.9 %	2.7 %
Allstate Financial net investment income									
Interest-bearing excluding prepayment premiums and litigation proceeds	$ 386	$ 408	$ 413	$ 420	$ 426	$ 432	$ 556	$ 1,207	$ 1,414
Prepayment premiums and litigation proceeds	5	12	8	13	7	24	28	25	59
Total interest-bearing	391	420	421	433	433	456	584	1,232	1,473
Equity/owned	114	82	78	63	59	98	74	274	231
Less: Investment expenses	(14)	(13)	(15)	(16)	(19)	(16)	(18)	(42)	(53)
Total	491	489	484	480	473	538	640	1,464	1,651
Less: prepayment premiums and litigation proceeds	(5)	(12)	(8)	(13)	(7)	(24)	(28)	(25)	(59)
Total excluding prepayment premiums and litigation proceeds	$ 486	$ 477	$ 476	$ 467	$ 466	$ 514	$ 612	$ 1,439	$ 1,592
Allstate Financial interest-bearing pre-tax yield	4.8 %	5.1 %	5.1 %	5.2 %	5.2 %	5.3 %	5.3 %	5.0 %	5.2 %
Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	4.7 %	4.9 %	5.0 %	5.0 %	5.1 %	5.0 %	5.0 %	4.9 %	5.0 %

(1) Includes fixed income securities, mortgage loans, short-term and other investments.
(2) Includes limited partnership interests, equity securities and real estate.
(3) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. Amounts related to investments classified as held for sale were excluded from the total return calculation in 2014.
(4) Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year. Interest-bearing investment balances, for purposes of the pre-tax interest-bearing yield calculation, exclude unrealized capital gains and losses. Amounts related to investments classified as held for sale were excluded from the pre-tax interest-bearing yield calculation in 2014.

54

THE ALLSTATE CORPORATION
INVESTMENT POSITION BY STRATEGY
($ in millions)

September 30, 2015	Total	Market-Based Core [(1)]	Market-Based Active [(2)]	Performance-Based Long-Term [(3)]	Performance-Based Opportunistic [(4)]
Fixed income securities, at fair value	$ 58,257	$ 51,644	$ 6,501	$ 64	$ 48
Equity securities, at fair value	4,236	3,438	644	83	71
Mortgage loans	4,402	4,402	-	-	-
Limited partnership interests	4,823	381	-	4,442	-
Short-term, at fair value	3,036	2,452	584	-	-
Other	3,588	2,971	207	401	9
Consolidated total	$ 78,342	$ 65,288	$ 7,936	$ 4,990	$ 128
Consolidated %		83%	10%	7%	0%
Property-Liability total	$ 38,213	$ 28,087	$ 7,286	$ 2,755	$ 85
Property-Liability %		74%	19%	7%	0%
Allstate Financial total	$ 37,269	$ 34,342	$ 650	$ 2,235	$ 42
Allstate Financial %		92%	2%	6%	0%

December 31, 2014	Total	Market-Based Core [(1)]	Market-Based Active [(2)]	Performance-Based Long-Term [(3)]	Performance-Based Opportunistic [(4)]
Fixed income securities, at fair value	$ 62,440	$ 57,268	$ 5,084	$ 50	$ 38
Equity securities, at fair value	4,104	3,080	870	57	97
Mortgage loans	4,188	4,188	-	-	-
Limited partnership interests	4,527	358	-	4,169	-
Short-term, at fair value	2,540	2,488	52	-	-
Other	3,314	2,811	221	282	-
Consolidated total	$ 81,113	$ 70,193	$ 6,227	$ 4,558	$ 135
Consolidated %		86%	8%	6%	0%
Property-Liability total	$ 39,083	$ 30,458	$ 5,943	$ 2,592	$ 90
Property-Liability %		78%	15%	7%	0%
Allstate Financial total	$ 38,809	$ 36,515	$ 283	$ 1,966	$ 45
Allstate Financial %		94%	1%	5%	0%

(1) Market-based core is comprised primarily of highly diversified fixed income securities, mortgage loans and equity securities to align with business segment priorities.
(2) Market-based active is comprised primarily of fixed income and equity securities to generate additional returns by taking advantage of market opportunities.
(3) Performance-based long-term is comprised primarily of private equity and real estate investments to generate returns over an extended horizon.
(4) Performance-based opportunistic primarily generates returns by taking advantage of asset dislocations and by selectively providing liquidity to distressed sellers.

55

THE ALLSTATE CORPORATION
PERFORMANCE-BASED LONG-TERM INVESTMENTS ("PBLT")
($ in millions)

	As of or for the three months ended						
	Sept. 30, 2015	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Investment position							
Limited Partnerships							
Private equity / debt [1]	$ 3,131	$ 3,012	$ 2,969	$ 2,756	$ 2,759	$ 2,631	$ 2,674
Real estate [2]	1,160	1,164	1,366	1,413	1,425	1,517	1,577
Timber & Agriculture-Related [3]	151	-	-	-	-	-	-
Total PBLT - Limited Partnerships	$ 4,442	$ 4,176	$ 4,335	$ 4,169	$ 4,184	$ 4,148	$ 4,251
Other [4]							
Private equity / debt	$ 93	$ 70	$ 67	$ 53	$ 39	$ -	$ -
Real estate	288	242	201	168	115	111	117
Timber & Agriculture-Related	167	167	168	168	168	169	169
Total PBLT - Other	$ 548	$ 479	$ 436	$ 389	$ 322	$ 280	$ 286
Total							
Private equity / debt	$ 3,224	$ 3,082	$ 3,036	$ 2,809	$ 2,798	$ 2,631	$ 2,674
Real estate	1,448	1,406	1,567	1,581	1,540	1,628	1,694
Timber & Agriculture-Related	318	167	168	168	168	169	169
Total PBLT	$ 4,990	$ 4,655	$ 4,771	$ 4,558	$ 4,506	$ 4,428	$ 4,537
Investment income, before expense							
Limited Partnerships							
Private equity / debt	$ 162	$ 113	$ 80	$ 96	$ 66	$ 123	$ 106
Real estate	5	10	123	25	93	55	38
Timber & Agriculture-Related	-	-	-	-	-	-	-
Total PBLT - Limited Partnerships	$ 167	$ 123	$ 203	$ 121	$ 159	$ 178	$ 144
Other							
Private equity / debt	$ 1	$ -	$ -	$ -	$ -	$ -	$ -
Real estate	7	5	4	3	4	3	4
Timber & Agriculture-Related	1	2	2	2	2	4	1
Total PBLT - Other	$ 9	$ 7	$ 6	$ 5	$ 6	$ 7	$ 5
Total							
Private equity / debt	$ 163	$ 113	$ 80	$ 96	$ 66	$ 123	$ 106
Real estate	12	15	127	28	97	58	42
Timber & Agriculture-Related	1	2	2	2	2	4	1
Total PBLT	$ 176	$ 130	$ 209	$ 126	$ 165	$ 185	$ 149
Realized Capital Gains and Losses (Pre-Tax) By Asset Type							
Limited Partnerships							
Private equity / debt	$ (3)	$ (2)	$ 9	$ (4)	$ 8	$ (34)	$ (10)
Real estate	(3)	(1)	(2)	7	50	(14)	10
Timber & Agriculture-Related	-	-	-	-	-	-	-
Total PBLT - Limited Partnerships	$ (6)	$ (3)	$ 7	$ 3	$ 58	$ (48)	$ -
Other							
Private equity / debt	$ 6	$ (1)	$ -	$ -	$ -	$ -	$ -
Real estate	(1)	-	-	-	7	-	-
Timber & Agriculture-Related	-	-	1	-	-	-	-
Total PBLT - Other	$ 5	$ (1)	$ 1	$ -	$ 7	$ -	$ -
Total							
Private equity / debt	$ 3	$ (3)	$ 9	$ (4)	$ 8	$ (34)	$ (10)
Real estate	(4)	(1)	(2)	7	57	(14)	10
Timber & Agriculture-Related	-	-	1	-	-	-	-
Total PBLT	$ (1)	$ (4)	$ 8	$ 3	$ 65	$ (48)	$ -

(1) Includes Private equity / debt funds on page 49, excluding Timber and Agriculture-Related.
(2) Includes Real estate funds from page 49.
(3) Includes Timber and Agriculture-Related reflected in Private equity / debt funds on page 49.
(4) Includes PBLT - fixed income securities, equity securities and other investments on page 55.

56

57 Operating income is net income available to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios", "Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures" and "Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures". Definitions of Non-GAAP Measures Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income available to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income available to common shareholders is provided in the schedule, "Contribution to Income". Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP. Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results. It is also an integral component of incentive compensation. It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance. Net income available to common shareholders is the most directly comparable GAAP measure. Underwriting income should not be considered a substitute for net income available to common shareholders and does not reflect the overall profitability of our business. A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, "Property-Liability Results". Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, "Property-Liability Results".